EXHIBIT 99.2

                       BB&T CORPORATION AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS


                          DECEMBER 31, 1997 AND 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                 1997            1996
                                                                                           --------------- ---------------
ASSETS
 Cash and due from banks .................................................................   $   890,003     $   870,648
 Interest-bearing deposits with banks ....................................................        77,622           5,504
 Federal funds sold and securities purchased under resale agreements or similar
   arrangements ..........................................................................       225,245         156,740
 Trading securities ......................................................................        67,878              --
 Securities available for sale ...........................................................     7,296,128       6,720,295
 Securities held to maturity (market value: $233,636 at December 31, 1997 and $382,460
   at December 31, 1996) .................................................................       230,257         378,738
 Loans held for sale .....................................................................       509,141         228,333
 Loans and leases, net of unearned income ................................................    20,724,729      18,382,866
   Allowance for loan and lease losses ...................................................      (279,596)       (243,568)
                                                                                             -----------     -----------
    Loans and leases, net ................................................................    20,445,133      18,139,298
                                                                                             -----------     -----------
 Premises and equipment, net .............................................................       434,260         394,926
 Other assets ............................................................................     1,114,580         730,743
                                                                                             -----------     -----------
    Total assets .........................................................................   $31,290,247     $27,625,225
                                                                                             ===========     ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Noninterest-bearing deposits ..........................................................   $ 2,973,151     $ 2,749,183
   Savings and interest checking .........................................................     1,741,215       2,151,422
   Money rate savings ....................................................................     5,352,973       4,357,510
   Other time deposits ...................................................................     9,923,003      10,202,559
   Foreign deposits ......................................................................     1,385,633         638,415
                                                                                             -----------     -----------
    Total deposits .......................................................................    21,375,975      20,099,089
 Short-term borrowed funds ...............................................................     3,451,885       2,638,917
 Long-term debt ..........................................................................     3,575,517       2,320,978
 Accounts payable and other liabilities ..................................................       447,760         311,843
                                                                                             -----------     -----------
    Total liabilities ....................................................................    28,851,137      25,370,827
                                                                                             -----------     -----------
 Shareholders' equity:
   Preferred stock, $5 par, 5,000,000 shares authorized, none issued and outstanding at
    December 31, 1997 and 1996 ...........................................................            --              --
   Common stock, $5 par, 500,000,000 shares authorized, issued and outstanding,
    144,084,061 at December 31, 1997 and 144,878,112 at December 31, 1996 ................       720,420         724,391
   Additional paid-in capital ............................................................       171,791         219,626
   Retained earnings .....................................................................     1,498,493       1,305,951
   Loan to employee stock ownership plan and unvested restricted stock ...................          (962)         (9,073)
   Net unrealized appreciation on securities available for sale, net of deferred income
    taxes of $31,881 at December 31, 1997 and $9,512 at December 31, 1996.................        49,368          13,503
                                                                                             -----------     -----------
    Total shareholders' equity ...........................................................     2,439,110       2,254,398
                                                                                             -----------     -----------
    Total liabilities and shareholders' equity ...........................................   $31,290,247     $27,625,225
                                                                                             ===========     ===========

The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES


                       CONSOLIDATED STATEMENTS OF INCOME


             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                          1997            1996           1995
                                                                    --------------- --------------- -------------
Interest Income
  Interest and fees on loans and leases ...........................   $ 1,791,663     $ 1,622,516    $1,570,866
  Interest and dividends on securities ............................       468,741         429,275       398,710
  Interest on short-term investments ..............................         5,084           7,252        10,070
                                                                      -----------     -----------    ----------
   Total interest income ..........................................     2,265,488       2,059,043     1,979,646
                                                                      -----------     -----------    ----------
Interest Expense
  Interest on deposits ............................................       784,554         756,749       726,954
  Interest on short-term borrowed funds ...........................       152,202         123,896       196,560
  Interest on long-term debt ......................................       170,207         118,204        81,772
                                                                      -----------     -----------    ----------
   Total interest expense .........................................     1,106,963         998,849     1,005,286
                                                                      -----------     -----------    ----------
Net Interest Income ...............................................     1,158,525       1,060,194       974,360
  Provision for loan and lease losses .............................        98,010          62,273        42,559
                                                                      -----------     -----------    ----------
Net Interest Income After Provision for Loan and Lease Losses .....     1,060,515         997,921       931,801
                                                                      -----------     -----------    ----------
Noninterest Income
  Service charges on deposits .....................................       150,256         133,905       115,068
  Mortgage banking income .........................................        50,383          40,218        31,497
  Trust income ....................................................        31,957          28,794        23,872
  Agency insurance commissions ....................................        40,148          27,541        19,874
  Other insurance commissions .....................................        13,164          12,822        12,384
  Bankcard fees and merchant discounts ............................        22,805          18,511        16,254
  Other nondeposit fees and commissions ...........................        67,843          48,096        35,721
  Securities gains (losses), net ..................................         3,213           3,210       (19,418)
  Other income ....................................................        78,579          28,162        21,488
                                                                      -----------     -----------    ----------
   Total noninterest income .......................................       458,348         341,259       256,740
                                                                      -----------     -----------    ----------
Noninterest Expense
  Personnel expense ...............................................       466,807         404,326       439,020
  Occupancy and equipment expense .................................       163,907         127,714       130,564
  Federal deposit insurance expense ...............................         5,138          49,999        28,483
  Amortization of intangibles and mortgage servicing rights .......        24,496          15,378        12,075
  Advertising and public relations expense ........................        26,540          24,345        16,714
  Professional services ...........................................        46,705          26,567        24,689
  Other expense ...................................................       235,153         179,033       176,629
                                                                      -----------     -----------    ----------
   Total noninterest expense ......................................       968,746         827,362       828,174
                                                                      -----------     -----------    ----------
Earnings
  Income before income taxes ......................................       550,117         511,818       360,367
  Provision for income taxes ......................................       189,699         168,506       120,568
                                                                      -----------     -----------    ----------
  Net Income ......................................................       360,418         343,312       239,799
  Preferred dividend requirements .................................            --             610         5,079
                                                                      -----------     -----------    ----------
   Income applicable to common shares .............................   $   360,418     $   342,702    $  234,720
                                                                      ===========     ===========    ==========
Per Common Share
  Net income:
   Basic ..........................................................   $      1.25     $      1.19    $      .82
                                                                      ===========     ===========    ==========
   Diluted ........................................................   $      1.23     $      1.17    $      .80
                                                                      ===========     ===========    ==========
  Cash dividends paid .............................................   $       .58     $       .50    $      .43
                                                                      ===========     ===========    ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES


          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY


             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                             (DOLLARS IN THOUSANDS)



                                                                SHARES OF
                                                                  COMMON      PREFERRED     COMMON
                                                                  STOCK         STOCK       STOCK
                                                             --------------- ----------- -----------
BALANCE, DECEMBER 31, 1994, AS
  PREVIOUSLY REPORTED ......................................   141,597,528    $   3,850   $ 707,988
 Merger with Franklin Bancorporation, Inc. accounted for
  under the pooling-of-interests method ....................     1,965,207           --       9,826
                                                               -----------    ---------   ---------
BALANCE, DECEMBER 31, 1994, RESTATED .......................   143,562,735        3,850     717,814
ADD (DEDUCT):
 Net income ................................................            --           --          --
 Net unrealized appreciation on securities available for
  sale .....................................................            --           --          --
 Common stock issued .......................................     3,401,061           --      17,006
 Redemption of common stock ................................    (1,993,351)          --      (9,967)
 Preferred stock cancellations and conversions .............       104,836         (181)        524
 Cash dividends declared:
  Common stock .............................................            --           --          --
  Preferred stock ..........................................            --           --          --
 Other .....................................................            --           --          --
                                                               -----------    ---------   ---------
BALANCE, DECEMBER 31, 1995 .................................   145,075,281        3,669     725,377
ADD (DEDUCT):
 Net income ................................................            --           --          --
 Net unrealized depreciation on securities available for
  sale .....................................................            --           --          --
 Common stock issued .......................................     2,859,596           --      14,297
 Redemption of common stock ................................    (7,391,457)          --     (36,957)
 Preferred stock cancellations and conversions .............     4,334,692       (3,669)     21,674
 Cash dividends declared:
  Common stock .............................................            --           --          --
  Preferred stock ..........................................            --           --          --
 Other .....................................................            --           --          --
                                                               -----------    ---------   ---------
BALANCE, DECEMBER 31, 1996 .................................   144,878,112           --     724,391
ADD (DEDUCT):
 Net income ................................................            --           --          --
 Net unrealized appreciation on securities available for
  sale .....................................................            --           --          --
 Common stock issued .......................................     6,149,101           --      30,745
 Redemption of common stock ................................    (6,943,152)          --     (34,716)
 Cash dividends declared on common stock ...................            --           --          --
 Other .....................................................            --           --          --
                                                               -----------    ---------   ---------
BALANCE, DECEMBER 31, 1997 .................................   144,084,061    $      --   $ 720,420
                                                               ===========    =========   =========



                                                               ADDITIONAL     RETAINED        TOTAL
                                                                PAID-IN       EARNINGS    SHAREHOLDERS'
                                                                CAPITAL      AND OTHER*      EQUITY
                                                             ------------- ------------- --------------
BALANCE, DECEMBER 31, 1994, AS
  PREVIOUSLY REPORTED ......................................  $   360,307   $  880,254     $1,952,399
 Merger with Franklin Bancorporation, Inc. accounted for
  under the pooling-of-interests method ....................        8,157        1,762         19,745
                                                              -----------   ----------     ----------
BALANCE, DECEMBER 31, 1994, RESTATED .......................      368,464      882,016      1,972,144
ADD (DEDUCT):
 Net income ................................................           --      239,799        239,799
 Net unrealized appreciation on securities available for
  sale .....................................................           --      118,992        118,992
 Common stock issued .......................................       35,174        1,287         53,467
 Redemption of common stock ................................      (37,344)          --        (47,311)
 Preferred stock cancellations and conversions .............       (2,714)          --         (2,371)
 Cash dividends declared:
  Common stock .............................................           --     (120,315)      (120,315)
  Preferred stock ..........................................           --       (5,079)        (5,079)
 Other .....................................................          (16)       3,128          3,112
                                                              -----------   ----------     ----------
BALANCE, DECEMBER 31, 1995 .................................      363,564    1,119,828      2,212,438
ADD (DEDUCT):
 Net income ................................................           --      343,312        343,312
 Net unrealized depreciation on securities available for
  sale .....................................................           --      (22,529)       (22,529)
 Common stock issued .......................................       58,155        1,386         73,838
 Redemption of common stock ................................     (185,614)           2       (222,569)
 Preferred stock cancellations and conversions .............      (18,005)          --             --
 Cash dividends declared:
  Common stock .............................................           --     (131,981)      (131,981)
  Preferred stock ..........................................           --         (610)          (610)
 Other .....................................................        1,526          973          2,499
                                                              -----------   ----------     ----------
BALANCE, DECEMBER 31, 1996 .................................      219,626    1,310,381      2,254,398
ADD (DEDUCT):
 Net income ................................................           --      360,418        360,418
 Net unrealized appreciation on securities available for
  sale .....................................................           --       35,865         35,865
 Common stock issued .......................................      240,598        5,495        276,838
 Redemption of common stock ................................     (286,508)          --       (321,224)
 Cash dividends declared on common stock ...................           --     (168,340)      (168,340)
 Other .....................................................       (1,925)       3,080          1,155
                                                              -----------   ----------     ----------
BALANCE, DECEMBER 31, 1997 .................................  $   171,791   $1,546,899     $2,439,110
                                                              ===========   ==========     ==========

---------
* Other includes net unrealized appreciation (depreciation) on securities available for sale, unvested restricted stock and a loan to the employee stock ownership plan.


The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES


                     CONSOLIDATED STATEMENTS OF CASH FLOWS


             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                            (DOLLARS IN THOUSANDS)


                                                                                             1997
                                                                                       ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..........................................................................  $     360,418
 Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for loan and lease losses ................................................         98,010
  Depreciation of premises and equipment .............................................         59,030
  Amortization of intangibles and mortgage servicing rights ..........................         24,496
  Accretion of negative goodwill .....................................................         (6,180)
  Amortization of unearned stock compensation ........................................          8,111
  Discount accretion and premium amortization on securities, net .....................          2,193
  Net increase in trading account securities .........................................        (25,688)
  Loss (gain) on sales of securities, net ............................................         (3,213)
  Loss (gain) on sales of loans and mortgage loan servicing rights, net ..............        (15,992)
  Loss (gain) on disposals of premises and equipment, net ............................         30,660
  Proceeds from sales of loans held for sale .........................................      1,562,944
  Purchases of loans held for sale ...................................................       (734,727)
  Origination of loans held for sale, net of principal collected .....................       (996,943)
  Decrease (increase) in:
   Accrued interest receivable .......................................................          2,650
   Other assets ......................................................................       (192,136)
  Increase (decrease) in:
   Accrued interest payable ..........................................................          5,458
   Accounts payable and other liabilities ............................................         96,881
  Other, net .........................................................................          1,138
                                                                                        -------------
   Net cash provided by operating activities .........................................        277,110
                                                                                        -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of securities available for sale ................................      1,565,877
 Proceeds from maturities, calls and paydowns of securities available for sale .......      1,550,682
 Purchases of securities available for sale ..........................................     (3,445,535)
 Proceeds from sales of securities held to maturity ..................................             --
 Proceeds from maturities, calls and paydowns of securities held to maturity .........         40,922
 Purchases of securities held to maturity ............................................        (33,681)
 Leases made to customers ............................................................        (74,420)
 Principal collected on leases .......................................................         57,581
 Loan originations, net of principal collected .......................................     (1,215,324)
 Purchases of loans ..................................................................       (205,232)
 Net cash acquired in transactions accounted for under the purchase method ...........         95,205
 Purchases and originations of mortgage servicing rights .............................        (39,093)
 Proceeds from disposals of premises and equipment ...................................         14,512
 Purchases of premises and equipment .................................................       (148,012)
 Proceeds from sales of foreclosed property ..........................................         15,917
 Proceeds from sales of other real estate held for development or sale ...............          9,787
 Other, net ..........................................................................          5,699
                                                                                        -------------
   Net cash used in investing activities .............................................     (1,805,115)
                                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net increase in deposits ............................................................        381,395
 Net increase (decrease) in short-term borrowed funds ................................        464,883
 Proceeds from long-term debt ........................................................      5,598,914
 Repayments of long-term debt ........................................................     (4,303,648)
 Net proceeds from common stock issued ...............................................         23,351
 Redemption of common stock ..........................................................       (321,224)
 Preferred stock cancellations and conversions .......................................             --
 Cash dividends paid on common and preferred stock ...................................       (155,688)
                                                                                        -------------
   Net cash provided by financing activities .........................................      1,687,983
                                                                                        -------------
NET INCREASE IN CASH AND CASH EQUIVALENTS ............................................        159,978
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .......................................      1,032,892
                                                                                        -------------
CASH AND CASH EQUIVALENTS AT END OF YEAR .............................................  $   1,192,870
                                                                                        =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid during the year for:
  Interest ...........................................................................  $   1,056,508
  Income taxes .......................................................................        140,681
 Noncash financing and investing activities:
  Transfer of securities from held to maturity to available for sale .................             --
  Transfer of securities from available for sale to held to maturity .................             --
  Transfer of loans to foreclosed property ...........................................         17,136
  Transfer of fixed assets to other real estate owned ................................         13,761
  Common stock issued upon conversion of debentures ..................................             --
  Restricted stock issued ............................................................             74
  Securitization of mortgage loans ...................................................             --



                                                                                             1996            1995
                                                                                       --------------- ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..........................................................................  $     343,312   $     239,799
 Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for loan and lease losses ................................................         62,273          42,559
  Depreciation of premises and equipment .............................................         46,398          42,968
  Amortization of intangibles and mortgage servicing rights ..........................         15,378          12,075
  Accretion of negative goodwill .....................................................         (6,238)         (6,239)
  Amortization of unearned stock compensation ........................................          2,450           3,128
  Discount accretion and premium amortization on securities, net .....................          6,507         (25,982)
  Net increase in trading account securities .........................................             --              --
  Loss (gain) on sales of securities, net ............................................         (3,210)         19,418
  Loss (gain) on sales of loans and mortgage loan servicing rights, net ..............         (9,061)          1,477
  Loss (gain) on disposals of premises and equipment, net ............................            331           3,971
  Proceeds from sales of loans held for sale .........................................      1,349,010         799,757
  Purchases of loans held for sale ...................................................       (429,523)       (311,059)
  Origination of loans held for sale, net of principal collected .....................       (880,376)       (611,127)
  Decrease (increase) in:
   Accrued interest receivable .......................................................         18,875         (27,715)
   Other assets ......................................................................       (110,068)         12,319
  Increase (decrease) in:
   Accrued interest payable ..........................................................          5,661          15,558
   Accounts payable and other liabilities ............................................         (8,920)         90,225
  Other, net .........................................................................          4,122           2,581
                                                                                        -------------   -------------
   Net cash provided by operating activities .........................................        406,921         303,713
                                                                                        -------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of securities available for sale ................................        612,841       1,361,707
 Proceeds from maturities, calls and paydowns of securities available for sale .......      2,732,459       1,720,055
 Purchases of securities available for sale ..........................................     (2,601,682)     (3,354,986)
 Proceeds from sales of securities held to maturity ..................................             --           3,810
 Proceeds from maturities, calls and paydowns of securities held to maturity .........        195,543         400,467
 Purchases of securities held to maturity ............................................       (320,133)       (266,230)
 Leases made to customers ............................................................        (72,390)        (18,091)
 Principal collected on leases .......................................................         48,222          14,620
 Loan originations, net of principal collected .......................................     (1,762,800)       (801,667)
 Purchases of loans ..................................................................       (232,236)       (189,997)
 Net cash acquired in transactions accounted for under the purchase method ...........         (4,187)          2,495
 Purchases and originations of mortgage servicing rights .............................        (26,356)        (18,082)
 Proceeds from disposals of premises and equipment ...................................          8,769          18,260
 Purchases of premises and equipment .................................................        (71,128)        (63,669)
 Proceeds from sales of foreclosed property ..........................................         16,156          14,213
 Proceeds from sales of other real estate held for development or sale ...............          9,293           2,303
 Other, net ..........................................................................         (3,818)         (7,000)
                                                                                        -------------   -------------
   Net cash used in investing activities .............................................     (1,471,447)     (1,181,792)
                                                                                        -------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net increase in deposits ............................................................        801,018         957,369
 Net increase (decrease) in short-term borrowed funds ................................        (81,117)       (352,952)
 Proceeds from long-term debt ........................................................      1,586,766       2,945,754
 Repayments of long-term debt ........................................................       (919,657)     (2,471,904)
 Net proceeds from common stock issued ...............................................         51,068          49,390
 Redemption of common stock ..........................................................       (225,569)        (47,311)
 Preferred stock cancellations and conversions .......................................             --          (2,371)
 Cash dividends paid on common and preferred stock ...................................       (127,771)       (112,669)
                                                                                        -------------   -------------
   Net cash provided by financing activities .........................................      1,084,738         965,306
                                                                                        -------------   -------------
NET INCREASE IN CASH AND CASH EQUIVALENTS ............................................         20,212          87,227
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR .......................................      1,012,680         925,453
                                                                                        -------------   -------------
CASH AND CASH EQUIVALENTS AT END OF YEAR .............................................  $   1,032,892   $   1,012,680
                                                                                        =============   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid during the year for:
  Interest ...........................................................................  $     967,804   $     971,721
  Income taxes .......................................................................        166,532         149,963
 Noncash financing and investing activities:
  Transfer of securities from held to maturity to available for sale .................         36,646       1,763,513
  Transfer of securities from available for sale to held to maturity .................            240              --
  Transfer of loans to foreclosed property ...........................................         25,119          11,785
  Transfer of fixed assets to other real estate owned ................................         10,466          21,846
  Common stock issued upon conversion of debentures ..................................             --           4,896
  Restricted stock issued ............................................................             88              --
  Securitization of mortgage loans ...................................................        817,268         354,882

The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     BB&T Corporation ("BB&T" or "Parent Company"), formerly Southern National Corporation, is a bank holding company organized under the laws of North Carolina and registered with the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended. Branch Banking and Trust Company ("BB&T-NC"), Branch Banking and Trust Company of South Carolina ("BB&T-SC"), Branch Banking and Trust Company of Virginia ("BB&T-VA"), and Franklin National Bank of Washington, D.C. ("Franklin National Bank") (collectively, the "Banks"), Regional Acceptance Corporation ("Regional Acceptance") and Craigie Incorporated ("Craigie") comprise BB&T's direct principal subsidiaries.

     The accounting and reporting policies of BB&T Corporation and its Subsidiaries are in accordance with generally accepted accounting principles and conform to general practices within the banking industry. The following is a summary of the more significant policies.


NOTE A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements of BB&T include the accounts of the Parent Company and its subsidiaries. In consolidation, all significant intercompany accounts and transactions have been eliminated. Prior period financial statements have been restated to include the accounts of companies acquired in material transactions accounted for as poolings of interests (See Note B). Results of operations of companies acquired in transactions accounted for as purchases are included from the dates of acquisition.

     Certain amounts for prior years have been reclassified to conform with statement presentations for 1997. The reclassifications have no effect on either shareholders' equity or net income as previously reported.


     NATURE OF OPERATIONS

     BB&T is a bank holding company headquartered in Winston-Salem, North Carolina. BB&T conducts its operations in North Carolina, South Carolina, Virginia and the metropolitan Washington, D.C. area primarily through its commercial banking subsidiaries and, to a lesser extent, through its other subsidiaries. BB&T's subsidiaries provide a full range of traditional commercial banking services and additional services including investment brokerage, trust services, agency insurance, credit-related insurance and leasing.


     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash and due from banks, interest-bearing bank balances, Federal funds sold and securities purchased under resale agreements or similar arrangements. Generally, both cash and cash equivalents are considered to have maturities of three months or less. Accordingly, the carrying amount of such instruments is considered a reasonable estimate of fair value.


     SECURITIES

     BB&T classifies investment securities in one of three categories: held to maturity, available for sale and trading. Debt securities acquired with both the intent and ability to be held to maturity are classified as held to maturity and reported at amortized cost. Gains or losses realized from the sale of securities held to maturity, if any, are determined by specific identification and are included in noninterest income.

     Securities, which may be used to meet liquidity needs arising from unanticipated deposit and loan fluctuations, changes in regulatory capital and investment requirements, or unforeseen changes in market conditions, including interest rates, market values or inflation rates, are classified as available for sale. Securities available for sale are reported at estimated fair value, with unrealized gains and losses reported as a separate component of shareholders' equity, net of deferred income tax.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Gains or losses realized from the sale of securities available for sale are determined by specific identification and are included in noninterest income.

     Trading account securities are selected according to fundamental and technical analyses that identify potential market movements. Trading account securities are positioned to take advantage of such movements and are reported at fair value. Market adjustments, fees and gains or losses earned on trading account securities are included in noninterest income. Interest income on trading account securities is included in other interest income. Gains or losses realized from the sale of trading securities are determined by specific identification.

     During 1996, BB&T transferred securities with an amortized cost of $36.6 million from the held-to-maturity portfolio to the available-for-sale portfolio. These securities were previously classified as held-to-maturity by entities acquired under the pooling-of-interests method of accounting. BB&T transferred these amounts pursuant to the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES," to conform the combined investment portfolio to BB&T's existing interest rate risk position.

     During the fourth quarter of 1995, BB&T transferred $1.8 billion of securities which were previously classified as held to maturity under SFAS No. 115 to the available-for-sale category. The Financial Accounting Standards Board ("FASB") provided enterprises the opportunity to make a one-time reassessment of the classification of all investment securities held at that time, such that the reclassification of any security from the held-to-maturity category would not call into question the enterprise's intent to hold other debt securities to maturity in the future. Management anticipates that this classification will allow more flexibility in the day-to-day management of the overall portfolio than the prior classifications.


     LOANS HELD FOR SALE

     Loans held for sale are reported at the lower of cost or market value on an aggregate loan basis. Gains or losses realized on the sales of loans are recognized at the time of sale and are determined by the difference between the net sales proceeds and the carrying value of the loans sold, adjusted for any servicing asset or liability. Any resulting deferred premium or discount is amortized, as an adjustment of servicing income, over the estimated lives of the loans using the level-yield method.


     LOANS AND LEASES

     Loans and leases that management has the intent and ability to hold for the foreseeable future are reported at their outstanding principal balances adjusted for any deferred fees or costs and unamortized premiums or discounts. The net amount of nonrefundable loan origination fees, including commitment fees and certain direct costs associated with the lending process, are deferred and amortized to interest income over the contractual lives of the loans using methods which approximate level-yield, with adjustments for prepayments as they occur. If the loan commitment expires unexercised, the income is recognized upon expiration of the commitment. Discounts and premiums are amortized to interest income over the estimated life of the loans using methods which approximate level-yield.

     Commercial loans and substantially all installment loans accrue interest on the unpaid balance of the loans. Lease receivables consist primarily of direct financing leases on rolling stock, equipment and real property. Lease receivables are stated at the total amount of lease payments receivable plus guaranteed residual values, less unearned income. Recognition of income over the lives of the lease contracts approximates the level-yield method.

     As of January 1, 1995, BB&T adopted SFAS No. 114, "ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN," which was amended by SFAS No. 118, "ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN-INCOME RECOGNITION AND DISCLOSURES." SFAS No. 114, as amended, requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when, based on current information and events, it is probable that BB&T will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the measure of the impaired loan is less than the recorded investment in the loan, the impairment is recorded through a valuation allowance. BB&T had previously measured the allowance for credit losses using methods similar to those prescribed in SFAS No. 114. As a result of adopting these statements, no additional allowance for loan losses was required as of January 1, 1995.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     BB&T's policy is to disclose all commercial loans greater than $250,000 that are on nonaccrual status as impaired loans. Substantially all other loans made by BB&T are excluded from the scope of SFAS No. 114 as they are large groups of smaller balance homogeneous loans (residential mortgage and consumer installment) that are collectively evaluated for impairment.


     ALLOWANCE FOR LOAN AND LEASE LOSSES

     The provision for loan and lease losses is the estimated amount required to maintain the allowance for loan and lease losses at a level adequate to cover estimated incurred losses related to loans and leases currently outstanding. The primary factors considered in determining the allowance are the distribution of loans by risk class, the amount of the allowance specifically allocated to nonperforming loans and other problem loans, prior years' loan loss experience, economic conditions in BB&T's market areas and the growth of the credit portfolio. While management uses the best information available in establishing the allowance for losses, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the valuations or if required by regulators based upon information at the time of their examinations. Such adjustments to original estimates, as necessary, are made in the period in which these factors and other relevant considerations indicate that loss levels may vary from previous estimates.


     NONPERFORMING ASSETS

     Nonperforming assets include loans and leases on which interest is not being accrued and foreclosed property. Foreclosed property consists of real estate and other assets acquired through customers' loan defaults.

     Commercial and unsecured consumer loans and leases are generally placed on nonaccrual status when concern exists that principal or interest is not fully collectible, or when any portion of principal or interest becomes 90 days past due, whichever occurs first. Mortgage loans and most other consumer loans past due 90 days or more may remain on accrual status if management determines that concern over the collectability of principal and interest is not significant. When loans are placed on nonaccrual status, interest receivable is reversed against interest income in the current period. Interest payments received thereafter are applied as a reduction to the remaining principal balance when concern exists as to the ultimate collection of the principal. Loans and leases are removed from nonaccrual status when they become current as to both principal and interest and when concern no longer exists as to the collectability of principal or interest.

     Assets acquired as a result of foreclosure are valued at the lower of cost or fair value, and carried thereafter at the lower of cost or fair value less estimated costs to sell the asset. Cost is the sum of unpaid principal, accrued but unpaid interest and acquisition costs associated with the loan. Any excess of unpaid principal over fair value at the time of foreclosure is charged to the allowance for losses. Generally, such properties are appraised annually and the carrying value, if greater than the fair value, less costs to sell, is adjusted with a charge to income. Routine maintenance costs, declines in market value and net losses on disposal are included in other noninterest expense.


     PREMISES AND EQUIPMENT

     Premises, equipment, capital leases and leasehold improvements are stated at cost less accumulated depreciation or amortization. Depreciation is computed principally using the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the lesser of the lease terms or the estimated useful lives of the improvements. Capitalized leases are amortized by the same methods as premises and equipment over the estimated useful lives or the lease term, whichever is lesser. Obligations under capital leases are amortized using the interest method to allocate payments between principal reduction and interest expense.


     INCOME TAXES

     BB&T and its subsidiaries file a consolidated Federal income tax return. Each subsidiary pays its calculated portion of Federal income taxes to BB&T to the extent that tax benefits are realized. Deferred income taxes have been provided where different accounting methods have been used in determining income for income tax purposes and for financial reporting purposes. Deferred tax assets and liabilities are recognized based on future tax consequences of the differences arising from their carrying values and respective tax bases. In the event of changes in the tax laws, deferred tax assets and liabilities are adjusted in the period of the enactment of those changes, with effects included in the income tax provision.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Institutions acquired during the current fiscal year file separate Federal income tax returns for the periods prior to consummation of the acquisitions.


     DERIVATIVES AND OFF-BALANCE SHEET INSTRUMENTS

     BB&T utilizes a variety of derivative financial instruments to manage various financial risks. These instruments include financial forward and futures contracts, options written and purchased, interest rate caps and floors and interest rate swaps. Management accounts for these financial instruments as hedges when the following conditions are met: (1) the specific assets, liabilities, firm commitments or anticipated transactions (or an identifiable group of essentially similar items) to be hedged expose BB&T to interest rate risk or price risk; (2) the financial instrument reduces that exposure; (3) the financial instrument is designated as a hedge at inception; and (4) at the inception of the hedge and throughout the hedge period, there is a high correlation of changes in the fair value or the net interest income associated with the financial instrument and the hedged items.

     The net interest payable or receivable on interest rate swaps, caps and floors that are designated as hedges is accrued and recognized as an adjustment to the interest income or expense of the related asset or liability. For interest rate forwards, futures and options qualifying as a hedge, gains and losses are deferred and are recognized in income as an adjustment of yield. Gains and losses from early terminations of derivatives are deferred and amortized as yield adjustments over the shorter of the remaining term of the hedged asset or liability or the remaining term of the derivative instrument. Upon disposition or settlement of the asset or liability being hedged, deferral accounting is discontinued and any gains or losses are recognized in income. Derivative financial instruments that fail to qualify as a hedge are carried at fair value with gains and losses recognized in current earnings.

     BB&T utilizes written covered over-the-counter call options on specific securities in the available-for-sale securities portfolio in order to enhance returns. Fees received are deferred and recognized in noninterest income upon exercise or expiration. Written options are carried at estimated fair value. Unrealized and realized gains and losses on written call options are included with securities gains and losses.

     BB&T also utilizes over-the-counter purchased put options and net purchased put options (combination of purchased put option and written call option) in its mortgage banking activities. These options are used to hedge the mortgage warehouse and pipeline against increasing interest rates. Written call options are used in tandem with purchased put options to create a net purchased put option that reduces the cost of the hedge. Net unrealized gains and losses on purchased put options and net purchased put options are carried with loans held for sale at the lower of cost or market on an aggregate basis. Realized gains and losses on purchased put options and net purchased put options are included in mortgage banking income.


     PER SHARE DATA

     Effective December 31, 1997, BB&T adopted the provisions of SFAS No. 128, "EARNINGS PER SHARE." This statement establishes standards for computing and presenting earnings per share ("EPS") and simplifies the standards for computation previously found in Accounting Principles Board ("APB") Opinion No. 15, "EARNINGS PER SHARE," making them more comparable to international EPS standards. It replaces the presentation of primary EPS with a presentation of basic EPS and requires dual presentation of basic and diluted EPS (which replaces the former fully diluted EPS) for all entities with complex capital structures. The EPS information reported herein reflects the implementation of SFAS No. 128. Prior periods have been restated to include the provisions of the statement.

     Basic net income per common share has been computed by dividing net income applicable to common shares by the weighted average number of shares of common stock outstanding during the years presented.

     Diluted net income per common share has been computed by dividing net income, as adjusted for the interest expense related to convertible debt in prior years, by the weighted average number of shares of common stock, common stock equivalents and other potentially dilutive securities outstanding during the years. Other potentially dilutive securities include the number of shares issuable upon conversion of the preferred stock. Restricted stock grants are considered as issued for purposes of calculating net income per share.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Weighted average numbers of shares were as follows:



                            1997          1996         1995
                       ------------- ------------- ------------
    Basic ............ 287,480,712   287,535,321   287,924,835
    Diluted .......... 292,470,468   293,756,819   300,156,255

     On June 23, 1998, BB&T's Board of Directors approved a 2-for-1 stock split in the Corporation's common stock effected in the form of a 100% stock dividend paid August 3, 1998. All per share amounts presented herein have been restated to reflect the stock split.


     INTANGIBLE ASSETS

     BB&T's intangible assets consist of the cost in excess of the fair value of net assets acquired in transactions accounted for as purchases (goodwill), premiums paid on acquisitions of deposits (core deposit intangibles) and other identifiable intangible assets. Such assets are included in other assets in the "Consolidated Balance Sheets." Intangible assets are being amortized on straight-line or accelerated bases over periods ranging from 5 to 25 years. At December 31, 1997, BB&T had $207.0 million recorded as goodwill and $6.8 million as core deposit and other intangibles, net of amortization. Negative goodwill is created when the fair value of the net assets purchased exceeds the purchase price. Such balances are included in other liabilities in the "Consolidated Balance Sheets" and are being amortized over periods ranging from 10 to 15 years. At December 31, 1997, BB&T had negative goodwill totaling $33.0 million, net of amortization.


     MORTGAGE SERVICING RIGHTS

     Amounts paid to acquire the right to service certain mortgage loans are capitalized and amortized over the estimated lives of the loans to which they relate. In May 1995, the FASB issued SFAS No. 122, "ACCOUNTING FOR MORTGAGE SERVICING RIGHTS," which amends SFAS No. 65, "ACCOUNTING FOR CERTAIN MORTGAGE BANKING ACTIVITIES." This statement was superseded by SFAS No. 125, "ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES," which BB&T adopted on January 1, 1997. SFAS No. 122, as superseded by SFAS No. 125, requires that mortgage banking enterprises recognize, as separate assets, rights to service mortgage loans for others, however those servicing rights are acquired. The statement further requires mortgage banking enterprises to assess their capitalized mortgage servicing rights for impairment based on the fair value of those rights. BB&T elected, in the third quarter of 1995, to adopt this statement effective as of January 1, 1995. The impact of the adoption of this statement resulted in additional mortgage banking income of $7.6 million, before taxes, or $.02 per diluted share, after taxes, during 1995. SFAS No. 125 prohibits retroactive application to prior years. At December 31, 1997, BB&T had capitalized mortgage servicing rights totaling $68.8 million.


     CHANGES IN ACCOUNTING PRINCIPLES AND EFFECTS OF NEW ACCOUNTING
PRONOUNCEMENTS

     During 1995, the FASB issued SFAS No. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF." This statement establishes accounting standards for long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and to be disposed of. The statement requires such assets to be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Any resulting impairment loss is required to be reported in the period in which the recognition criteria are first applied and met. BB&T adopted the provisions of the statement on January 1, 1996. The implementation did not have a material impact on the consolidated financial position or consolidated results of operations.

     In October of 1995, the FASB issued SFAS No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION," which establishes financial accounting and reporting standards for stock-based compensation plans. The statement defines a fair value based method of accounting for an employee stock option or similar equity instrument and encourages the adoption of that method of accounting. However, the statement also allows entities to continue to account for such plans under Accounting Principles Board Opinion No. 25. Entities electing to continue to account for stock-based compensation plans in accordance with Opinion No. 25 must make pro forma disclosures of net income and earnings per share as if the fair value based method of accounting defined in the statement had been applied. BB&T adopted the statement effective January 1, 1996 and elected to continue to account for stock-based compensation plans under the provisions of Opinion No. 25. Therefore, the implementation of the statement did not have an impact on BB&T's consolidated financial position or consolidated results of operations. The required pro forma disclosures relating to SFAS No. 123 are presented in Note J.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     In June of 1996, the FASB issued SFAS No. 125, "ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES," which provides accounting and reporting standards for such transactions based on consistent application of a financial components approach. This approach recognizes the financial and servicing assets an entity controls and the liabilities it has incurred, as well as derecognizes financial assets when control has been surrendered and liabilities when they are extinguished. The statement requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value, if practicable. It also requires that servicing assets and other retained interests in the transferred assets be measured by allocating the previous carrying amount between the assets sold, if any, and retained interests, if any, based on their relative fair values at the date of transfer. In December 1996, the FASB issued SFAS No. 127, "DEFERRAL OF THE EFFECTIVE DATE OF CERTAIN PROVISIONS OF FASB STATEMENT NO. 125." This statement allows the implementation of certain provisions of SFAS No. 125 to be deferred for one year. BB&T adopted SFAS No. 125, as amended by SFAS No. 127, effective January 1, 1997. The adoption of these statements did not have a material impact on BB&T's consolidated financial position or consolidated results of operations.

     In February of 1997, the FASB issued SFAS No. 128, "EARNINGS PER SHARE," as discussed above. The statement was effective for financial statements issued for periods ending after December 15, 1997, including interim periods, and requires restatement of all prior periods presented. Accordingly, BB&T adopted the provisions of the statement effective December 31, 1997, including retroactive restatement of prior periods. The implementation of the statement did not have a material impact on BB&T's consolidated financial position or consolidated results of operations.

     In February of 1997, the FASB issued SFAS No. 129, "DISCLOSURE OF INFORMATION ABOUT CAPITAL STRUCTURE," which establishes standards for disclosing information about an entity's capital structure by continuing and amending existing standards. The statement was effective for financial statements for periods ending after December 15, 1997. Management determined that BB&T was and is in compliance with the disclosure requirements of SFAS No. 129, and, therefore, the implementation of the statement did not affect the capital structure disclosures made by BB&T.

     In June of 1997, the FASB issued SFAS No. 130, "REPORTING COMPREHENSIVE INCOME," which establishes standards for reporting and displaying comprehensive income (revenues, expenses, gains and losses) in a full set of general purpose financial statements. Comprehensive income is the nonshareholder-related change in equity (net assets) of a company during a period from transactions and other events. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997, including interim periods, and requires restatement of all prior periods presented. BB&T adopted the provisions of the statement effective January 1, 1998, including retroactive application to prior periods. The standard does not address issues of recognition or measurement of comprehensive income; therefore, the implementation of the statement did not have a material impact on BB&T's consolidated financial position or consolidated results of operations.

     In June of 1997, the FASB issued SFAS No. 131, "DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION," which establishes standards for the way that business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for periods beginning after December 15, 1997, and requires restatement of all prior periods presented. The standard does not address issues of recognition or measurement and, therefore, the implementation of the statement will not have an impact on the consolidated financial position or consolidated results of operations of BB&T, but will require additional disclosures.

     In March of 1998, the FASB issued SFAS No. 132, "EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS," which revises the disclosure requirements for pensions and other postretirement benefit plans. SFAS No. 132 is effective for periods ending after December 15, 1997, and requires restatement of all prior periods presented. The statement does not address issues of recognition or measurement and, therefore, the implementation of the statement will not have an impact on the consolidated financial position or consolidated results of operations, but will require additional disclosures to be made.

     During the first quarter of 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") No. 98-1, "ACCOUNTING FOR COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE." SOP 98-1

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS requires capitalization of computer software costs that meet certain criteria. The statement is effective for fiscal years beginning after December 15, 1998. Management does not anticipate that the implementation of the SOP will have a material effect on BB&T's consolidated financial position or consolidated results of operations.

     In June, 1998, the FASB issued SFAS No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," which establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The Statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the income statement, and requires that a company must formally document, designate and assess the effectiveness of transactions that receive hedge accounting. The statement is effective for fiscal years beginning after June 15, 1999, and cannot be applied retroactively. Management has not yet quantified the impact of adopting SFAS No. 133 and has not determined the timing of or method of our adoption of the statement. However, the statement could increase volatility in earnings and other comprehensive income.

     During the second quarter of 1998, the American Institute of Certified Public Accountants issued SOP 98-5, "ACCOUNTING FOR START-UP COSTS." SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs, requiring start-up costs to be expensed as incurred. The SOP is effective for fiscal years beginning after December 15, 1998. Adoption of the statement is not expected to have a material impact on BB&T's consolidated financial position or consolidated results of operations.


     SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     As referenced in the "Consolidated Statements of Cash Flows," BB&T acquired assets and assumed liabilities in transactions accounted for under the purchase method of accounting. The fair values of these assets acquired and liabilities assumed, at acquisition, were as follows:



                                                               1997         1996         1995
                                                          ------------- ------------ -----------
                                                                  (DOLLARS IN THOUSANDS)
       Fair value of net assets acquired ................  $  129,719    $   4,994    $  1,959
       Purchase price ...................................    (276,483)     (31,056)     (2,900)
                                                           ----------    ---------    --------
       Excess of purchase price over net assets acquired   $ (146,764)   $ (26,062)   $   (941)
                                                           ==========    =========    ========

     During the first quarter of 1996, BB&T redeemed all outstanding shares of Convertible Preferred Stock. This transaction, a noncash financing activity, resulted in the conversion of 733,869 shares of preferred stock into 4,334,692 shares of common stock.


     INCOME AND EXPENSE RECOGNITION

     Items of income and expense are recognized using the accrual basis of accounting, except for some immaterial amounts.


NOTE B. ACQUISITIONS AND MERGERS

     COMPLETED MERGERS AND ACQUISITIONS

     PURCHASE TRANSACTIONS

     On April 1, 1995, BB&T completed the purchase of The George Washington Banking Corporation ("GWBC") and its principal subsidiary, The George Washington National Bank of Alexandria, Virginia. GWBC shareholders received a combination of $237,000 in cash and 220,563 shares of BB&T common stock in exchange for all of the outstanding shares of GWBC common stock. In conjunction with the acquisition, BB&T recorded $941,000 of goodwill which is being amortized on a straight-line basis over 15 years.

     On June 30, 1996, BB&T completed the purchase of certain fixed assets and expiration rights to outstanding insurance policies from the James R. Lingle Agency of Florence, South Carolina. In conjunction with the purchase, BB&T recorded expiration rights totaling $1.7 million which are being amortized using the straight-line method over 15 years.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     On August 28, 1996, BB&T became a majority shareholder of AutoBase Information Systems, Inc., ("AutoBase") through the purchase of 51% of AutoBase's outstanding common stock. In conjunction with this investment, BB&T recorded $1.2 million in goodwill which is being amortized using the straight-line method over 15 years.

     During November 1996, BB&T completed the acquisitions of three insurance agencies in South Carolina. On November 7, 1996, BB&T completed the acquisition of the William Goldsmith Agency Inc. of Greenville, South Carolina through the issuance of 70,207 shares of common stock (140,414 shares on a post-split basis). On November 13, 1996, BB&T completed the acquisition of the C. Dan Joyner Insurance Agency based in Greenville, South Carolina through the issuance of 48,120 shares of common stock (96,240 shares on a post-split basis). Boyle-Vaughan Associates, Inc. based in Columbia, South Carolina, was acquired on November 22, 1996 through the issuance of 492,063 shares of common stock (984,126 shares on a post-split basis). In conjunction with the purchase of these agencies, BB&T recorded $17.9 million in goodwill, which is being amortized using the straight-line method over 15 years.

     On January 31, 1996, BB&T acquired Seaboard Bancorp, Inc. of Virginia Beach, Virginia, in a transaction accounted for as a purchase. The acquisition was accomplished through the payment of $8.8 million in cash. In conjunction with the purchase, BB&T recorded $5.2 million in goodwill, which is being amortized using the straight-line method over 15 years.

     On March 1, 1997, BB&T completed its acquisition of Fidelity Financial Bankshares Corporation ("Fidelity") of Richmond, Virginia, in a transaction accounted for as a purchase. BB&T issued 1.6 million shares (3.2 million shares on a post-split basis) for all of the shares of Fidelity's common stock outstanding. In conjunction with the acquisition, BB&T recorded $37.9 million in goodwill, which is being amortized using the straight-line method over 15 years.

     On May 20, 1997, BB&T purchased Phillips Factors Corporation ("Phillips") and its subsidiaries, Phillips Financial Corporation and Phillips Acceptance Corporation, all of High Point, North Carolina. Phillips purchases and manages receivables in the temporary staffing industry nationwide. It also provides payroll processing services to that industry. Phillips also buys and manages account receivables primarily in the furniture, textiles and home furnishings-related industries. In conjunction with the acquisition, BB&T recorded $11.1 million of goodwill which is being amortized using the straight-line method over 15 years.

     On July 31, 1997, BB&T completed its acquisition of Refloat, Inc. of Mount Airy, North Carolina, and its principal subsidiary, Sheffield Financial Corp. (collectively, "Refloat"), a financial company that specializes in loans to small commercial lawn care businesses across the country. The acquisition, which was completed through the issuance of 375,000 shares of common stock (750,000 shares on a post-split basis), was accounted for as a purchase. BB&T recorded $3.0 million of goodwill which is being amortized using the straight-line method over 15 years in conjunction with this transaction.

     On October 1, 1997, BB&T completed its acquisition of Craigie Incorporated ("Craigie"), an investment banking firm located in Richmond, Virginia. Craigie specializes in the origination, trading and distribution of fixed-income securities and equity products in both the public and private capital markets. Craigie also has a public finance department that provides investment banking services, financial advisory services and municipal bond financing to a variety of regional tax-exempt issuers. The acquisition, which was accounted for as a purchase, was accomplished through the issuance of approximately 463,000 shares of BB&T's common stock (926,000 shares on a post-split basis). In conjunction with the acquisition, BB&T recorded $6.8 million of goodwill, which is being amortized using the straight-line method over a period of 25 years.

     On December 1, 1997, BB&T completed its acquisition of Virginia First Financial Corporation of Petersburg, Virginia ("Virginia First"), a financial institution with $822.9 million in assets at the time of purchase. The merger, which was accounted for under the purchase method of accounting, was consummated through the issuance of 1.9 million shares of BB&T's common stock (3.8 million shares on a post-split basis) and the payment of $44.8 million. In conjunction with the acquisition, BB&T recorded $89.5 million in goodwill, which is being amortized using the straight-line method over a period of 15 years.

     On June 18, 1998, BB&T completed the acquisition of Dealers' Credit Inc. ("DCI"), of Menomonee Falls, Wisconsin. DCI specializes in extending credit to commercial, agricultural, municipal and consumer users for the purchase of lawn care equipment. In conjunction with the transaction, BB&T recorded $9.5 million of goodwill, which is being amortized using the straight-line method over 15 years.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     On June 30, 1998, BB&T completed its acquisition of W.E. Stanley & Company Inc., and its subsidiaries, (collectively, "Stanley"), located in Greensboro, North Carolina. Stanley, the largest actuarial, consulting and administration firm headquartered in the Carolinas, primarily manages retirement plans for companies and has more than 700 clients located mostly in the Carolinas, Virginia, Maryland and Tennessee. In conjunction with the acquisition, BB&T recorded $10.3 million of goodwill, which is being amortized using the straight-line method over 15 years.

     The above-discussed acquisitions were accounted for under the purchase method of accounting, and, therefore, the financial information contained herein includes data relevant to the acquirees since the date of acquisition. The following unaudited presentation reflects key line items on a Pro Forma basis as if Fidelity, Phillips, Refloat, Craigie, Virginia First, DCI and Stanley had been acquired as of the beginning of the years presented:



                                 FOR THE YEARS ENDED
                           -------------------------------
                                 1997            1996
                           --------------- ---------------
                               (DOLLARS IN THOUSANDS,
                               EXCEPT PER SHARE DATA)
  Total revenues .........   $ 1,669,359     $ 1,477,071
                             ===========     ===========
  Net income .............   $   354,913     $   350,163
                             ===========     ===========
  Basic EPS ..............   $      1.23     $      1.22
                             ===========     ===========
  Diluted EPS ............   $      1.21     $      1.19
                             ===========     ===========

     Under the provisions of SFAS No. 38, "ACCOUNTING FOR PREACQUISITION CONTINGENCIES OF PURCHASE ENTERPRISES," BB&T typically provides an allocation period, not to exceed one year, to identify and quantify the assets acquired and liabilities assumed in purchase business combinations. Management currently does not anticipate any material adjustments to the assigned values of the assets and liabilities of acquired companies.


     POOLING OF INTERESTS TRANSACTIONS

     On February 28, 1995, BB&T (formerly Southern National Corporation) and BB&T Financial Corporation completed a merger accounted for as a pooling of interests. BB&T Financial Corporation's shareholders received 57.9 million shares of the common stock (115.8 million shares on a post-split basis) of the resulting company for all of the shares of BB&T Financial Corporation stock held. On January 10, 1995, BB&T acquired Commerce Bank (subsequently, BB&T-VA) through the issuance of 5.2 million shares of BB&T common stock for all of the outstanding stock of Commerce Bank.

     On April 28, 1995, BB&T issued 75,273 shares of common stock (150,546 shares on a post-split basis) to complete an acquisition of United Agencies, Inc., a general insurance agency located in Wilmington, North Carolina. The transaction was accounted for under the pooling-of-interests method of accounting.

     Effective January 25, 1996, BB&T consummated a merger with Seaboard Savings Bank, Inc. ("Seaboard"), headquartered in Plymouth, North Carolina. BB&T issued 475,158 shares of common stock (950,316 shares on a post-split basis) for all of the outstanding shares of Seaboard common stock. The transaction was accounted for as a pooling of interests.

     Effective March 29, 1996, BB&T consummated a merger with Triad Bank ("Triad") headquartered in Greensboro, North Carolina. BB&T issued 1.8 million shares of common stock (3.6 million shares on a post-split basis) for all of the outstanding shares of Triad common stock. The transaction was accounted for as a pooling of interests.

     On August 30, 1996, BB&T issued 42,135 shares of common stock (84,270 shares on a post-split basis) to complete the acquisition of Tomlinson Insurers, Inc., a general insurance agency in Fayetteville, North Carolina. The transaction was accounted for under the pooling-of-interests method of accounting.

     On September 1, 1996, BB&T completed a merger with Regional Acceptance Corporation of Greenville, N.C. ("Regional Acceptance") in a transaction accounted for as a pooling of interests. BB&T issued 5.85 million shares (11.7 million shares on a post-split basis) in exchange for all of the outstanding stock of Regional Acceptance.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     On July 1, 1997, BB&T completed its merger with United Carolina Bancshares Corporation ("UCB") of Whiteville, North Carolina, in a stock transaction accounted for as a pooling of interests. BB&T issued 27.7 million shares of common stock (55.4 million shares on a post-split basis) in exchange for all of the shares of UCB common stock outstanding.

     On March 1, 1998, BB&T completed its merger with Life Bancorp, Inc. ("Life") of Norfolk, Virginia. The transaction was accounted for as a pooling of interests. In conjunction with the merger, BB&T issued 5.8 million shares of common stock (11.6 million shares on a post-split basis) in exchange for all of the shares of Life common stock outstanding.

     On July 1, 1998, BB&T completed its merger with Franklin Bancorporation Inc. ("Franklin") of Washington, D.C. in a stock transaction accounted for under the pooling-of-interests method of accounting. In conjunction with the merger, BB&T issued 2.5 million shares of common stock (4.9 million shares on a post-split basis) in exchange for all of the shares of Franklin common stock outstanding.

     The following presentation reflects key line items on an historical basis for BB&T and Franklin and on a pro forma combined basis assuming the merger was effective as of and for the periods presented.


                                    HISTORICAL BASIS
                               --------------------------
                                                                BB&T
                                     BB&T       FRANKLIN      RESTATED
                               --------------- ---------- ---------------
                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE
                                                 DATA)
1997
----
Net interest income ..........  $  1,136,993    $ 21,532   $  1,158,525
Net income ...................       354,450       5,968        360,418
Earnings per share
  Basic ......................          1.26        .91            1.25
  Diluted ....................          1.23        .86            1.23
Assets .......................    30,642,799     647,448     31,290,247
Deposits .....................    20,948,177     427,798     21,375,975
Shareholders' equity .........     2,399,827      39,283      2,439,110
1996
----
Net interest income ..........  $  1,041,904    $ 18,290   $  1,060,194
Net income ...................       338,789       4,523        343,312
Earnings per share
  Basic ......................          1.19        .71            1.19
  Diluted ....................          1.17        .68            1.17
Assets .......................    27,127,408     497,817     27,625,225
Deposits .....................    19,735,662     363,427     20,099,089
Shareholders' equity .........     2,222,505      31,893      2,254,398

     PENDING ACQUISITIONS

     On February 25, 1998, BB&T announced plans to acquire Maryland Federal Bancorp, Inc. ("Maryland Federal") of Hyattsville, Maryland in a stock transaction to be accounted for as a purchase. Maryland Federal shareholders will receive no less than 1.195 and no greater than 1.2204 shares of BB&T common stock in exchange for each share of Maryland Federal stock held.

     On August 10, 1998, BB&T announced plans to merge with Scott & Stringfellow Financial, Inc. ("Scott & Stringfellow"), an investment banking firm based in Richmond, Virginia. The transaction will be accounted for as a purchase. Scott & Stringfellow shareholders will receive one share of BB&T common stock in exchange for each share of Scott & Stringfellow common stock held. The merger is expected to be completed in the first quarter of 1999.

     On August 26, 1998, BB&T announced plans to merge with MainStreet Financial Corporation ("MainStreet"), based in Martinsville, Virginia. The transaction will be accounted for as a pooling of interests. MainStreet shareholders will receive 1.18 shares of BB&T common stock in exchange for each share of MainStreet stock held. The merger is expected to be completed during the first quarter of 1999.

                       BB&T CORPORATION AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE C. SECURITIES

     The amortized costs and approximate fair values of securities held to maturity and available for sale were as follows:



                                                      DECEMBER 31, 1997
                                        ----------------------------------------------
                                                       GROSS UNREALIZED    ESTIMATED
                                          AMORTIZED   ------------------      FAIR
                                             COST       GAINS    LOSSES      VALUE
                                        ------------- --------- -------- -------------
                                                    (DOLLARS IN THOUSANDS)
 Securities held to maturity:
  U.S. Treasury, government
    and agency obligations ............ $   46,338    $   326   $   84   $   46,580
  Mortgage-backed securities ..........     33,550         71      982       32,639
  States and political
    subdivisions ......................    150,369      4,120       72      154,417
                                        ----------    -------   ------   ----------
  Total securities held to
    maturity ..........................    230,257      4,517    1,138      233,636
                                        ----------    -------   ------   ----------
 Securities available for sale:
  U.S. Treasury, government
    and agency obligations ............  4,397,252     33,408    5,573    4,425,087
  Mortgage-backed securities ..........  2,356,469     43,515    3,130    2,396,854
  Equity and other securities .........    414,260     12,583        2      426,841
  States and political
    subdivisions ......................     46,898        479       31       47,346
                                        ----------    -------   ------   ----------
  Total securities available for
    sale ..............................  7,214,879     89,985    8,736    7,296,128
                                        ----------    -------   ------   ----------
  Total securities .................... $7,445,136    $94,502   $9,874   $7,529,764
                                        ==========    =======   ======   ==========



                                                       DECEMBER 31, 1996
                                        -----------------------------------------------
                                                        GROSS UNREALIZED     ESTIMATED
                                          AMORTIZED   --------------------     FAIR
                                             COST       GAINS     LOSSES       VALUE
                                        ------------- --------- ---------- ------------
                                                    (DOLLARS IN THOUSANDS)
 Securities held to maturity:
  U.S. Treasury, government
    and agency obligations ............ $   24,241    $    --   $   201    $   24,040
  Mortgage-backed securities ..........    178,222      1,310     2,249       177,283
  States and political
    subdivisions ......................    176,275      5,132       270       181,137
                                        ----------    -------   -------    ----------
  Total securities held to
    maturity ..........................    378,738      6,442     2,720       382,460
                                        ----------    -------   -------    ----------
 Securities available for sale:
  U.S. Treasury, government
    and agency obligations ............  4,073,388     17,893    13,806     4,077,475
  Mortgage-backed securities ..........  2,299,763     35,598    16,662     2,318,699
  Equity and other securities .........    300,144          2         2       300,144
  States and political
    subdivisions ......................     23,985        168       176        23,977
                                        ----------    -------   -------    ----------
  Total securities available for
    sale ..............................  6,697,280     53,661    30,646     6,720,295
                                        ----------    -------   -------    ----------
  Total securities .................... $7,076,018    $60,103   $33,366    $7,102,755
                                        ==========    =======   =======    ==========

     Securities with a book value of approximately $3.8 billion and $3.2 billion at December 31, 1997 and 1996, respectively, were pledged to secure municipal deposits, securities sold under agreements to repurchase, Federal Reserve discount window borrowings and for other purposes as required by law.

     At December 31, 1997 and 1996, there was no concentration of investments in obligations of states and political subdivisions that were secured by or payable from the same taxing authority or revenue source and that exceeded ten percent of shareholders' equity. Trading securities totaling $67.9 million are excluded from the accompanying tables. These securities are reported at fair value with net unrealized gains of $.7 million included in earnings during 1997.

     Proceeds from sales of securities during 1997, 1996 and 1995 were $1.6 billion, $612.8 million and $1.4 billion, respectively. Gross gains of $6.8 million, $5.5 million and $3.7 million and gross losses of $3.6 million, $2.3 million and $23.1 million were realized on those sales in 1997, 1996 and 1995, respectively.

     The amortized cost and estimated fair value of the securities portfolio at December 31, 1997, by contractual maturity, are shown in the accompanying table. The expected life of mortgage-backed securities will differ from contractual maturities because borrowers may have the right to call or prepay the underlying mortgage loans with or without call or prepayment penalties. For purposes of the maturity table, mortgage-backed securities, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted average contractual maturities of underlying collateral.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                            DECEMBER 31, 1997
                                            --------------------------------------------------
                                               HELD TO MATURITY         AVAILABLE FOR SALE
                                            ----------------------- --------------------------
                                                         ESTIMATED                  ESTIMATED
                                             AMORTIZED      FAIR      AMORTIZED       FAIR
                                                COST       VALUE         COST         VALUE
                                            ----------- ----------- ------------- ------------
                                                          (DOLLARS IN THOUSANDS)
  DEBT SECURITIES:
   Due in one year or less ................  $ 53,661    $ 53,668    $  761,004    $  771,687
   Due after one year through five years ..   112,132     115,290     3,646,752     3,662,298
   Due after five years through ten years .    28,721      29,639       424,649       426,368
   Due after ten years ....................    35,743      35,039     1,989,139     2,029,875
                                             --------    --------    ----------    ----------
     Total debt securities ................  $230,257    $233,636    $6,821,544    $6,890,228
                                             ========    ========    ==========    ==========

NOTE D. LOANS AND LEASES

     Loans and leases were composed of the following:



                                                                DECEMBER 31,
                                                         ---------------------------
                                                              1997          1996
                                                         ------------- -------------
                                                           (DOLLARS IN THOUSANDS)
         Loans:
          Commercial, financial and agricultural .......  $ 3,196,973   $ 2,855,907
          Real estate -- construction and land development  2,165,430     1,567,804
          Real estate -- mortgage ......................   12,050,763    10,709,263
          Consumer .....................................    2,756,554     2,837,014
                                                          -----------   -----------
            Loans held for investment ..................   20,169,720    17,969,988
                                                          -----------   -----------
         Leases ........................................      788,462       576,991
                                                          -----------   -----------
               Total loans and leases ..................   20,958,182    18,546,979
                  Less: unearned income ................      233,453       164,113
                                                          -----------   -----------
               Loans and leases, net of unearned income.  $20,724,729   $18,382,866
                                                          ===========   ===========

     The net investment in direct financing leases was $616.3 million and $470.5 million at December 31, 1997 and 1996, respectively. BB&T had loans held for sale at December 31, 1997 and 1996 totaling $509.1 million and $228.3 million, respectively.

     BB&T's only significant concentration of credit at December 31, 1997 occurred in loans secured by real estate, which totaled $14.7 billion. However, this amount was not concentrated in any specific market or geographic area other than the Banks' primary markets.

     The following table sets forth certain information regarding BB&T's impaired loans as defined under SFAS No. 114.



                                                                             DECEMBER 31,
                                                                         ---------------------
                                                                            1997       1996
                                                                         ---------- ----------
                                                                         (DOLLARS IN THOUSANDS)
        Total recorded investment -- impaired loans ....................  $32,470    $28,409
                                                                          -------    -------
        Total recorded investment with related valuation allowance .....   32,470     27,331
        Valuation allowance assigned to impaired loans .................    3,493      6,216
                                                                          -------    -------
          Net carrying value -- impaired loans .........................  $28,977    $21,115
                                                                          =======    =======
        Average balance of impaired loans ..............................  $24,012    $33,119
                                                                          =======    =======
        Cash basis interest income recognized on impaired loans ........  $   211    $   569
                                                                          =======    =======

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The following table provides an analysis of loans made to directors, executive officers and their interests, which in the aggregate exceeded $60,000 at any time during 1997. All amounts shown represent loans made by BB&T's subsidiary banks in the ordinary course of business at the Banks' normal credit terms, including interest rate and collateralization prevailing at the time for comparable transactions with other persons.



                                         (DOLLARS IN THOUSANDS)
  Balance, December 31, 1996 ..........        $ 180,095
  Additions ...........................           43,799
  Repayments ..........................          (34,965)
                                               ---------
  Balance, December 31, 1997 ..........        $ 188,929
                                               =========

NOTE E. ALLOWANCE FOR LOAN AND LEASE LOSSES

     An analysis of the allowance for loan and lease losses is presented in the following table:



                                                FOR THE YEARS ENDED DECEMBER 31,
                                               -----------------------------------
                                                   1997        1996        1995
                                               ----------- ----------- -----------
                                                     (DOLLARS IN THOUSANDS)
      Balance, January 1 .....................  $ 243,568   $ 226,933   $ 222,306
      Provision for losses charged to expense      98,010      62,273      42,559
      Allowances of purchased companies ......     17,513       5,185         579
                                                ---------   ---------   ---------
                                                  359,091     294,391     265,444
                                                ---------   ---------   ---------
      Total charge-offs ......................    (97,829)    (71,011)    (54,222)
      Recoveries .............................     18,334      20,188      15,711
                                                ---------   ---------   ---------
        Net charge-offs ......................    (79,495)    (50,823)    (38,511)
                                                ---------   ---------   ---------
                                                $ 279,596   $ 243,568   $ 226,933
                                                =========   =========   =========

     At December 31, 1997, 1996 and 1995, loans not currently accruing interest totaled $99.9 million, $65.6 million and $72.0 million, respectively. Loans 90 days or more past due and still accruing interest totaled $44.4 million, $41.9 million and $34.7 million, at December 31, 1997, 1996 and 1995, respectively. The gross interest income that would have been earned during 1997 if the outstanding nonaccrual loans and leases had been current in accordance with the original terms and had been outstanding throughout the period (or since origination, if held for part of the period) was approximately $7.2 million. Foreclosed property was $34.9 million, $29.1 million and $19.5 million at December 31, 1997, 1996 and 1995, respectively.


NOTE F. PREMISES AND EQUIPMENT



                                                              DECEMBER 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                                                          (DOLLARS IN THOUSANDS)
           Land and land improvements ...................  $ 74,617   $ 66,676
           Buildings and building improvements ..........   313,800    301,594
           Furniture and equipment ......................   344,983    285,973
           Capitalized leases on premises and equipment .     3,647      3,804
                                                           --------   --------
            Subtotal ....................................   737,047    658,047
           Less -- accumulated depreciation and amortization302,787    263,121
                                                           --------   --------
            Net premises and equipment ..................  $434,260   $394,926
                                                           ========   ========

     Depreciation expense, which is included in occupancy and equipment expense, was $59.0 million, $46.4 million and $43.0 million in 1997, 1996 and 1995, respectively.

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     BB&T has noncancellable leases covering certain premises and equipment. Total rent expense applicable to operating leases was $46.5 million, $29.9 million and $34.1 million for 1997, 1996 and 1995, respectively. Future minimum lease payments for operating and capitalized leases for years subsequent to 1997 are as follows:



                                                                           LEASES
                                                                  ------------------------
                                                                   OPERATING   CAPITALIZED
                                                                  ----------- ------------
                                                                   (DOLLARS IN THOUSANDS)
          Years ended December 31:
           1998 .................................................  $ 22,961      $  450
           1999 .................................................    21,865         450
           2000 .................................................    21,378         450
           2001 .................................................    20,474         450
           2002 .................................................    17,459         450
           2003 and years later .................................    85,785       4,547
                                                                   --------      ------
          Total minimum lease payments ..........................  $189,922       6,797
                                                                   ========
          Less -- amount representing interest ..................                 3,506
                                                                                 ------
          Present value of net minimum payments on capitalized leases
           (Note I) .............................................                $3,291
                                                                                 ======

NOTE G. LOAN SERVICING

     The following is a summary of capitalized mortgage servicing rights, net of accumulated amortization and adjustments necessary to present the balances at the lower of cost or estimated fair value, which are included in the "Consolidated Balance Sheets:"


                                          CAPITALIZED MORTGAGE
                                            SERVICING RIGHTS
                                         -----------------------
                                             1997        1996
                                         ----------- -----------
                                         (DOLLARS IN THOUSANDS)
  Balance, January 1, ..................  $ 41,891    $ 21,948
  Amount capitalized ...................    39,093      26,356
  Amortization expense .................    (9,561)     (6,197)
  Change in valuation allowance ........    (2,643)       (216)
                                          --------    --------
  Balance, December 31, ................  $ 68,780    $ 41,891
                                          ========    ========

     Capitalized mortgage servicing rights are being amortized on a disaggregated loan basis using an accelerated method over the estimated life of the servicing income. The servicing rights portfolio is analyzed each quarter to identify possible impairment using a disaggregated discounted cash flow methodology that is stratified by predominant risk characteristics. These characteristics include stratification based on interest rates in intervals of 150 basis points, type of loan and maturity of loan. Following is an analysis of the aggregate changes in the valuation allowances for mortgage servicing rights in 1997 and 1996:


                                         VALUATION ALLOWANCE
                                             FOR MORTGAGE
                                           SERVICING RIGHTS
                                       -----------------------
                                        (DOLLARS IN THOUSANDS)
  Balance, January 1, 1996 ...........         $  499
  Additions ..........................          1,184
  Reductions .........................           (968)
                                               ------
  Balance, December 31, 1996 .........            715
                                               ------
  Additions ..........................          3,257
  Reductions .........................           (614)
                                               ------
  Balance, December 31, 1997 .........         $3,358
                                               ======

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Mortgage loans serviced for others are not included in the accompanying "Consolidated Balance Sheets." The unpaid principal balances of mortgage loans serviced for others were $8.2 billion and $7.7 billion at December 31, 1997 and 1996, respectively.


NOTE H. SHORT-TERM BORROWED FUNDS



                                                                DECEMBER 31,
                                                         ---------------------------
                                                              1997          1996
                                                         ------------- -------------
                                                           (DOLLARS IN THOUSANDS)
         Federal funds purchased .......................  $  898,160    $  729,995
         Term Federal funds purchased ..................          --        50,000
         Securities sold under agreements to repurchase    1,434,221     1,038,408
         Master notes ..................................     638,325       566,225
         U.S. Treasury tax and loan deposit notes payable    105,851       101,681
         Short-term Federal Home Loan Bank advances ....     155,810       150,000
         Short-term bank notes .........................     208,079            --
         Other short-term borrowed funds ...............      11,439         2,608
                                                          ----------    ----------
          Total short-term borrowed funds ..............  $3,451,885    $2,638,917
                                                          ==========    ==========

     Federal funds purchased represent unsecured borrowings from other banks and generally mature daily. Term Federal funds purchased are identical to Federal funds; however, maturities vary and are greater than one day. Securities sold under agreements to repurchase are borrowings collateralized by securities of the U.S. Government or its agencies and have maturities ranging from one to ninety days. U.S. Treasury tax and loan deposit notes payable are payable upon demand to the U.S. Treasury. Master notes are unsecured, non-negotiable obligations of BB&T (variable rate commercial paper). Short-term Federal Home Loan Bank advances are typically unsecured and generally mature daily.


NOTE I. LONG-TERM DEBT

                                                                                                 DECEMBER 31,
                                                                                           -------------------------
                                                                                               1997         1996
                                                                                           ------------ ------------
                                                                                            (DOLLARS IN THOUSANDS)
Capitalized leases, varying maturities to 2028 with rates from 8.11% to 12.65%. Balance
  represents the unamortized amounts due on leases of various facilities. ................  $    3,291   $    3,561
Medium-term bank notes, unsecured, varying maturities to 2001 with rates from 5.69% to
  6.20%. .................................................................................   1,024,833      424,794
Advances from Federal Home Loan Bank, varying maturities to 2017 with rates from 1.00%
  to 8.95%. ..............................................................................   2,038,500    1,637,682
Subordinated Notes, unsecured, dated May 21, 1996 and June 3, 1997, maturing May 23,
  2003 and June 15, 2007, with interest rates of 7.05% and 7.25%, respectively* ..........     495,589      248,019
CMO Bonds, secured by investments, dated 1985, callable July 1, 2001, with an interest
rate of 11.25%............................................................................       8,112           --
Thrift Financing Corporation notes, secured by investments, dated 1985, due January 1,
  2016, with an interest rate of 11.61%. .................................................       4,261        5,227
Other mortgage indebtedness ..............................................................         931        1,695
                                                                                            ----------   ----------
   Total long-term debt ..................................................................  $3,575,517   $2,320,978
                                                                                            ==========   ==========

---------
* Subordinated notes qualify under the risk-based capital guidelines as Tier 2 supplementary capital.

     Excluding the capitalized leases set forth in Note F, future debt maturities total $3.6 billion and are $445.2 million, $1.2 billion, $321.2 million, $424.7 million, and $258.7 million for the next five years. The maturities for 2003 and later years are $972.1 million.

                       BB&T CORPORATION AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE J. SHAREHOLDERS' EQUITY

     The authorized capital stock of BB&T consists of 500,000,000 shares of common stock, $5 par value, and 5,000,000 shares of preferred stock, $5 par value. At December 31, 1997, 144,084,061 shares of common stock and no shares of preferred stock were issued and outstanding.


     STOCK OPTION PLANS

     At December 31, 1997, BB&T had the following stock-based compensation plans: the 1994 and the 1995 Omnibus Stock Incentive Plans ("Omnibus Plans"), the Incentive Stock Option Plan ("ISOP"), the Non-Qualified Stock Option Plan ("NQSOP") and the Non-Employee Directors' Stock Option Plan ("Directors' Plan"), which are described below. BB&T accounts for these plans under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for these plans been determined based on the fair value at the grant dates for awards under those plans granted after December 31, 1994, consistent with the method described by SFAS No. 123, BB&T's pro forma net income and pro forma earnings per share would have been as follows:


                                                FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------
                                                  1997          1996         1995
                                             ------------- ------------- -----------
                                             (DOLLARS IN THOUSANDS, EXCEPT PER SHARE
                                                              DATA)
     Net income applicable to common shares:
      As reported ..........................   $ 360,418     $ 342,702    $234,720
      Pro Forma ............................     351,326       339,213     233,784
     Basic EPS:
      As reported ..........................         1.25          1.19        .82
      Pro Forma ............................         1.22          1.18        .81
     Diluted EPS:
      As reported ..........................         1.23          1.17        .80
      Pro Forma ............................         1.20          1.16        .80

     The SFAS No. 123 method of accounting has not been applied to options granted prior to January 1, 1995; therefore, the weighted average fair value of options granted prior to that date has not been calculated. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 1997, 1996 and 1995, respectively: dividend yield of 3.0% in 1997 and 3.5% in 1996 and 1995; expected volatility of 20% for all years; risk free interest rates of 6.2%, 6.4% and 5.7% for 1997, 1996 and 1995, respectively; and expected lives of 6.1 years, 6.5 years and 6.0 years for 1997, 1996 and 1995, respectively.

     Because the SFAS No. 123 method of accounting has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years.

     In April, 1994 and February, 1995, the shareholders approved the Omnibus Plans which cover the award of incentive stock options, non-qualified stock options, shares of restricted stock, performance shares and stock appreciation rights. In April, 1996, the shareholders approved an amendment to the 1995 Omnibus Plan that increased the maximum number of shares issuable under the terms of the plan to 12,000,000 shares. The combined shares issuable under both Omnibus Plans, after giving effect to the August 3, 1998, 2-for-1 stock split, is 20,000,000. The Omnibus Plans are intended to allow BB&T to recruit and retain employees with ability and initiative and to associate the employees' interests with those of BB&T and its shareholders. At December 31, 1997, 6,190,447 incentive stock options at prices ranging from $4.29 to $20.36 and 4,306,732 non-qualified stock options at prices ranging from $.01 to $21.965 were outstanding. The stock options generally vest over 3 years and have a 10 year term.

     The ISOP and the NQSOP were established to retain key officers and key management employees and to offer them the incentive to use their best efforts on behalf of BB&T. The plans, which expire on December 19, 2000, further provide for up to 2,202,000 shares of common stock to be reserved for the granting of options, which have a four year vesting schedule and must be exercised within ten years from the date granted. Incentive stock options granted must have an exercise price equal to at least 100% of the fair market value of common stock on the date granted, and the non-qualified stock options must have an exercise price equal to at least 85% of the fair market value on the date granted. At December 31,

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1997, options to purchase 516,334 shares of common stock at prices ranging from $4.75 to $8.375 were outstanding pursuant to the NQSOP. At December 31,1997, options to purchase 188,348 shares of common stock at an exercise price of $9.8885 were outstanding pursuant to the ISOP.

     The Directors' Plan is intended to provide incentives to non-employee directors to remain on the Board of Directors and share in the profitability of BB&T. The plan creates a deferred compensation system for participating non-employee directors. Each non-employee director may elect to defer 0%, 50% or 100% of the annual retainer fee for each calendar year and apply that percentage toward the grant of options to purchase BB&T common stock. Such elections are required to be in writing and are irrevocable for each calendar year. The exercise price at which shares of BB&T common stock may be purchased shall be equal to 75% of the market value of the common stock as of the date of grant. Options are vested in six months and may be exercised anytime thereafter until the expiration date, which is 10 years from the date of grant. The Directors' Plan provides for the reservation of up to 1,800,000 shares of BB&T common stock. At December 31, 1997, options to purchase 738,930 shares of common stock at prices ranging from $6.3578 to $22.6024 were outstanding pursuant to the Directors' Plan.

     BB&T also has options outstanding from companies acquired in prior years. These options, which have not been included in the plans described above, totaled 488,562 as of December 31, 1997, with option prices ranging from $1.3334 to $11.8535.

     A summary of the status of the Company's stock option plans at December 31, 1997, 1996 and 1995 and changes during the years then ended is presented below:



                                                 1997                        1996                        1995
                                      --------------------------- --------------------------- --------------------------
                                                       WTD. AVG.                   WTD. AVG.                   WTD. AVG.
                                                        EXERCISE                    EXERCISE                   EXERCISE
                                           SHARES        PRICE         SHARES        PRICE         SHARES        PRICE
                                      --------------- ----------- --------------- ----------- --------------- ----------
Outstanding at beginning of year ....    12,842,059    $  9.33       13,908,434     $ 8.91       11,388,016     $ 7.40
Granted .............................     2,204,348      18.49          328,447      12.29        3,851,176      12.45
Exercised ...........................    (2,480,928)      7.64       (1,285,180)      5.73       (1,242,962)      5.46
Forfeited or Expired ................      (136,126)     13.74         (109,642)      7.85          (87,096)      9.67
                                         ----------    -------       ----------     ------       ----------     ------
Outstanding at end of year ..........    12,429,353    $ 11.24       12,842,059     $ 9.33       13,909,134     $ 8.91
                                         ==========    =======       ==========     ======       ==========     ======
Options exercisable at year-end .....    10,186,861    $  9.72       10,000,171     $ 8.55        9,277,624     $ 7.67

     The weighted average fair value of options granted was $4.83, $3.78 and $2.58 per option at December 31, 1997, 1996 and 1995, respectively.

     The following table summarizes information about the options outstanding at December 31, 1997:



                                     OPTIONS OUTSTANDING             OPTIONS EXERCISABLE
                           --------------------------------------- ------------------------
                                           WEIGHTED-
                                            AVERAGE     WEIGHTED-                 WEIGHTED-
                               NUMBER      REMAINING     AVERAGE       NUMBER      AVERAGE
         RANGE OF           OUTSTANDING   CONTRACTUAL    EXERCISE   EXERCISABLE   EXERCISE
      EXERCISE PRICES       AT 12/31/97       LIFE        PRICE     AT 12/31/97     PRICE
-------------------------- ------------- ------------- ----------- ------------- ----------
$0.01 ....................       1,996   5.0 yrs        $  0.01          1,996     $ 0.01
$1.33 to $1.84 ...........      27,142   6.1               1.44         27,142       1.44
$2.46 to $3.52 ...........      46,686   3.1               3.18         46,686       3.18
$3.72 to $5.54 ...........     716,826   3.5               4.62        716,826       4.62
$5.86 to $8.75 ...........   3,154,984   4.0               7.23      3,154,984       7.23
$9.06 to $13.38 ..........   6,416,064   7.0              11.46      5,962,040      11.45
$13.94 to $20.19 .........   2,027,199   9.1              19.24        267,877      16.00
$20.36 to $22.60 .........      38,456   9.9              22.16          9,310      20.79
                             ---------   ---            -------      ---------     ------
                            12,429,353   6.4 yrs        $ 11.24     10,186,861     $ 9.72
                            ==========       ===        =======     ==========     ======

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     SHAREHOLDER RIGHTS PLAN

     On January 17, 1997, pursuant to the Rights Agreement approved by the Board of Directors, BB&T distributed to shareholders one preferred stock purchase right for each share of BB&T's common stock then outstanding. Subsequent to this date, all shares issued are accompanied by a stock purchase right. Initially, the rights, which expire in 10 years, are not exercisable and are not transferable apart from the common stock. The rights will become exercisable only if a person or group acquires 20% or more of BB&T's common stock, or BB&T's Board of Directors determines, pursuant to the terms of the Rights Agreement, that any person or group that has acquired 10% or more of BB&T's common stock is an "Adverse Person." Each right would then enable the holder to purchase 1/100th of a share of a new series of BB&T preferred stock at an initial exercise price of $145.00. The Board of Directors will be entitled to redeem the rights at $.01 per right under certain circumstances specified in the Rights Agreement.

     Under the terms of the Rights Agreement, if any person or group becomes the beneficial owner of 25% or more of BB&T's common stock, with certain exceptions, or if the Board of Directors determines that any 10% or more stockholder is an "Adverse Person," each right will entitle its holder (other than the person triggering exercisability of the rights) to purchase, at the right's then-current exercise price, shares of BB&T's common stock having a value of twice the right's exercise price. In addition, if after any person or group has become a 20% or more stockholder, BB&T is involved in a merger or other business combination transaction with another person in which its common stock is changed or converted, or sells 50% or more of its assets or earning power to another person, each right will entitle its holder to purchase, at the right's then-current exercise price, shares of common stock of such other person having a value of twice the right's exercise price.


NOTE K. INCOME TAXES

     The provision for income taxes was composed of the following:


                                                YEARS ENDED DECEMBER 31,
                                         --------------------------------------
                                             1997         1996         1995
                                         ------------ ------------ ------------
                                                 (DOLLARS IN THOUSANDS)
      Current expense:
        Federal ........................  $ 194,049    $ 159,331    $ 131,456
        State ..........................      9,830        5,413        7,223
                                          ---------    ---------    ---------
                                            203,879      164,744      138,679
      Deferred expense (benefit) .......    (14,180)       3,762      (18,111)
                                          ---------    ---------    ---------
      Provision for income taxes .......  $ 189,699    $ 168,506    $ 120,568
                                          =========    =========    =========

     The reasons for the difference between the provision for income taxes and the amount computed by applying the statutory Federal income tax rate to income before income taxes were as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                                   ----------------------------------------
                                                                        1997          1996         1995
                                                                   ------------- ------------- ------------
                                                                            (DOLLARS IN THOUSANDS)
      Federal income taxes at statutory rates of 35% .............   $ 192,541     $ 179,136    $ 126,128
      Tax-exempt income from securities, loans and leases less
        related non-deductible interest expense ..................     (10,077)       (8,190)      (8,222)
      State income taxes, net of Federal tax benefit .............       5,506         3,963        3,925
      Other, net .................................................       1,729        (6,403)      (1,263)
                                                                     ---------     ---------    ---------
      Provision for income taxes .................................   $ 189,699     $ 168,506    $ 120,568
                                                                     =========     =========    =========
      Effective income tax rate ..................................        34.5%         32.9%        33.5%
                                                                     =========     =========    =========

                       BB&T CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The tax effects of temporary differences that gave rise to significant portions of the net deferred tax assets (liabilities) in the "Consolidated Balance Sheets" were:


                                                                            DECEMBER 31,
                                                                      ------------------------
                                                                          1997         1996
                                                                      ------------ -----------
                                                                       (DOLLARS IN THOUSANDS)
    Deferred tax assets:
     Allowance for loan and lease losses ............................  $  108,032   $  92,228
     Deferred compensation ..........................................      28,033      18,410
     Postretirement benefits other than pensions ....................      16,850      18,488
     Expense accruals ...............................................      16,115       2,861
     Other ..........................................................      28,842      23,541
                                                                       ----------   ---------
    Total tax deferred assets .......................................     197,872     155,528
                                                                       ----------   ---------
    Deferred tax liabilities:
     Depreciation ...................................................     (27,139)    (24,367)
     Net unrealized appreciation on securities available for sale ...     (31,881)     (9,512)
     Lease financing ................................................     (19,193)    (15,623)
     Pension plan contribution ......................................      (9,839)     (6,363)
     Loan servicing rights ..........................................      (9,745)     (4,048)
     Other ..........................................................     (25,585)    (23,196)
                                                                       ----------   ---------
    Total tax deferred liabilities ..................................    (123,382)    (83,109)
                                                                       ----------   ---------
    Net deferred tax asset ..........................................  $   74,490   $  72,419
                                                                       ==========   =========

     The deferred tax assets have been determined to be realizable, and, accordingly, a valuation allowance was not required. At December 31, 1997, there were no income tax credits or alternative minimum tax credit carryforwards.

     Securities transactions resulted in income tax expense (benefits) of $1.3 million, $1.3 million and ($8.0 million) related to securities gains (losses) for the years ended December 31, 1997, 1996 and 1995, respectively.


NOTE L. BENEFIT PLANS

     BB&T has various employee benefit plans and arrangements. Employees of acquired entities typically participate in existing BB&T plans upon consummation of the acquisitions. Credit is usually given to these employees for years of service at the acquired institution. The combination of actuarial information for the benefit plans of acquired entities is not meaningful because the benefits offered in those plans and assumptions used in the calculations related to those plans are superseded by the benefits offered in the BB&T plans and the assumptions used in the BB&T calculations. Accordingly, the actuarial information presented for retirement plans and postretirement benefits is that of BB&T as originally presented. The following table discloses expenses relating to employee benefit plans restated for transactions accounted for as poolings of interests.



                                                     1997       1996       1995
                                                  ---------- ---------- ----------
                                                       (DOLLARS IN THOUSANDS)
   Defined benefit plans ........................  $13,246    $12,494    $18,921
   Defined contribution and ESOP plans ..........   27,537     13,295     11,913
                                                   -------    -------    -------
     Total expense related to benefit plans .....  $40,783    $25,789    $30,834
                                                   =======    =======    =======

     RETIREMENT PLANS

     BB&T has a retirement plan that covers substantially all employees. Benefits are based on years of service, age at retirement and the employee's compensation during the five highest consecutive years of earnings within the last ten years of employment.

                       BBT&T CORPORATION AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



     BB&T's contributions to the plan were in amounts between the minimum required for funding standard account purposes and the maximum deductible for Internal Revenue Service purposes.

     Supplemental retirement benefits are provided to certain key officers under supplemental executive retirement plans, which are not qualified under the Internal Revenue Code. Although technically unfunded plans, insurance policies on the lives of the covered employees partially fund future benefits.

     Net periodic pension cost, which is included in employee benefits expense, consisted of the following components in 1997, 1996 and 1995.



                                                     1997         1996         1995
                                                 ------------ ------------ ------------
                                                         (DOLLARS IN THOUSANDS)
   Service cost ................................  $  12,412    $  11,488    $  11,765
   Interest cost ...............................     17,911       16,253       14,984
   Actual return on assets .....................    (42,875)     (24,260)     (31,771)
   Early retirement ............................         --           --        3,372
   Net amortization and deferral and other .....     25,684        8,833       19,746
                                                  ---------    ---------    ---------
    Net periodic pension cost ..................  $  13,132    $  12,314    $  18,096
                                                  =========    =========    =========

     The following table sets forth the plans' funded status at December 31, 1997 and 1996.



                                                                                   PLANS FOR WHICH
                                                                                    ASSETS EXCEED
                                                                                ACCUMULATED BENEFITS
                                                                           -------------------------------
                                                                                 1997            1996
                                                                           --------------- ---------------
                                                                               (DOLLARS IN THOUSANDS)
   Accumulated benefit obligation:
    Vested benefits ......................................................   $  (185,227)    $  (163,691)
    Nonvested benefits ...................................................        (4,488)         (3,720)
                                                                             -----------     -----------
                                                                             $  (189,715)    $  (167,411)
                                                                             ===========     ===========
   Projected benefit obligation ..........................................   $  (234,396)    $  (221,697)
   Plan assets at fair value .............................................       273,922         219,038
                                                                             -----------     -----------
   Plan assets in excess of (less than) projected benefit obligation .....        39,526          (2,659)
   Unrecognized transition amount ........................................        (6,523)         (7,626)
   Unrecognized prior service cost .......................................       (23,201)         (5,931)
   Unrecognized net loss .................................................         6,616          22,281
   Minimum liability adjustment ..........................................            --              --
                                                                             -----------     -----------
   Prepaid (accrued) pension cost included in other assets (other
    liabilities) .........................................................   $    16,418     $     6,065
                                                                             ===========     ===========



                                                                                 PLANS FOR WHICH
                                                                               ACCUMULATED BENEFITS
                                                                                  EXCEED ASSETS
                                                                           ----------------------------
                                                                                1997           1996
                                                                           -------------- -------------
                                                                              (DOLLARS IN THOUSANDS)
   Accumulated benefit obligation:
    Vested benefits ......................................................   $  (10,110)   $   (5,471)
    Nonvested benefits ...................................................         (805)         (751)
                                                                             ----------    ----------
                                                                             $  (10,915)   $   (6,222)
                                                                             ==========    ==========
   Projected benefit obligation ..........................................   $  (22,946)   $  (16,821)
   Plan assets at fair value .............................................           --            --
                                                                             ----------    ----------
   Plan assets in excess of (less than) projected benefit obligation .....      (22,946)      (16,821)
   Unrecognized transition amount ........................................          277           321
   Unrecognized prior service cost .......................................        3,516         4,163
   Unrecognized net loss .................................................        6,066         3,153
   Minimum liability adjustment ..........................................          (89)         (861)
                                                                             ----------    ----------
   Prepaid (accrued) pension cost included in other assets (other
    liabilities) .........................................................   $  (13,176)   $  (10,045)
                                                                             ==========    ==========

     Plan assets consist primarily of investments in mutual funds consisting of equity investments, obligations of the U.S. Treasury and Federal agencies and corporations. Plan assets included $ 20.3 million, $11.2 million and $7.9 million of BB&T common stock at December 31, 1997, 1996 and 1995, respectively.


     Actuarial assumptions used in calculating these amounts were:



                                                                         1997        1996        1995
                                                                      ---------  -----------  ---------
   Rate of increase in future compensation .......................... 5.5 %      5.5 %        5.5 %
   Weighted average discount rate ................................... 7.25           7.5      7.5
   Weighted average expected long-term rate of return on assets ..... 8.0         8.0-9.0     8.0

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     POSTRETIREMENT BENEFITS

     BB&T revised its retiree health care plans in preparation for the implementation of SFAS No. 106, "Accounting for Postretirement Benefits Other Than Pensions." Effective January 1, 1996, the plans of BB&T and BB&T Financial Corporation were merged into a single plan. The new plan covers employees retiring after December 31, 1995 who are eligible for participation in the BB&T pension plan and have at least ten years of service. The plan requires retiree contributions, with a subsidy by BB&T based upon years of service of the employee at the time of retirement. The subsidy is periodically reviewed for adjustment. The plan provides flexible benefits to retirees which may also be used for dependents.

     The following table sets forth the components of the retiree benefit plan and the amount recognized in the consolidated financial statements at December 31, 1997, 1996 and 1995 as originally reported.



                                                    1997       1996       1995
                                                ----------- ---------- ----------
                                                     (DOLLARS IN THOUSANDS)
 NET PERIODIC POSTRETIREMENT BENEFIT COST:
   Service cost ...............................   $   733    $   834    $ 1,048
   Interest cost ..............................     2,586      2,667      2,920
   Amortization of net loss and other .........       (37)       344        524
                                                  -------    -------    -------
    Total expense .............................   $ 3,282    $ 3,845    $ 4,492
                                                  =======    =======    =======


                                                                            1997          1996          1995
                                                                       ------------- ------------- -------------
                                                                                (DOLLARS IN THOUSANDS)
 RECONCILIATION OF FUNDED STATUS:
   Accumulated postretirement benefit obligation .....................   $ (38,342)    $ (38,208)    $ (39,505)
   Unrecognized net (gain) loss ......................................      (4,359)       (1,463)        1,766
                                                                         ---------     ---------     ---------
   Accrued postretirement benefit costs included in other liabilities    $ (42,701)    $ (39,671)    $ (37,739)
                                                                         =========     =========     =========

     Actuarial assumptions used in calculating these amounts were:



                                                                              1997           1996              1995
                                                                           ----------  ----------------  ---------------
 Annual rate of increase in the per capita cost of health care claims:
   Current year ..........................................................10.0%            11.0-11.25%       8.0-14.00%
   Final constant amount ................................................. 5.0               5.0-6.25        4.75-6.5
   Annual decrease ....................................................... 1.0                .5-1.0           .8-1.5
 General inflation rate .................................................. 4.0                  4.0              4.0
 Weighted average discount rate .......................................... 7.25                 7.5           7.5-8.0
 Impact of 1% increase in assumed health care cost on:
   Net periodic benefit cost .............................................  --                  3.0           2.0-3.0
   Expected postretirement benefit obligation ............................ 2.0                  5.0           3.0-4.0

 401-K SAVINGS PLAN

     Prior to 1996, BB&T had an Employee Stock Ownership Plan which allowed all employees to acquire common stock in BB&T by contributing up to 15% of their salaries to the plan. BB&T matched 100% of each employee's contributions, up to a maximum of 6% of the employee's salary. BB&T Financial Corporation had a Savings and Thrift Plan which permitted eligible employees to make contributions up to 16% of base compensation, with matching contributions up to 4% of the employee's base compensation. Effective January 1, 1996, BB&T's Employee Stock Ownership Plan was merged into the former BB&T Financial Corporation Savings and Thrift Plan to form the BB&T Corporation 401-k Savings Plan. The new plan permits employees to contribute up to 16% of their compensation. BB&T matches up to 6% of the employee's compensation with a 100% matching contribution.

                      BBT&T CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     SETTLEMENT AGREEMENTS

     In connection with recent significant mergers, three executive officers of merged institutions agreed to retire during 1995 and 1997. BB&T entered into settlement and noncompetition agreements with these executive officers to settle existing employment contracts and to require them not to compete with BB&T. One of the agreements provides for annual payments of $1,655,000 less the company-provided portion of certain benefits payable under existing benefit plans. The payments continue for the life of the executive and his current wife but in no event for a period of less than fifteen years. The executive has agreed not to compete in a defined geographic area for fifteen years and to serve as a consultant to BB&T for five years. A second agreement provides for annual payments of $312,000 for ten years or until death. The third settlement agreement provides for annual payments of $769,392 (to be adjusted annually in accordance with the Consumer Price Index) until the executive reaches the age of 65 in 2002, at which time the annual payments will be reduced to 70% of the amount paid during the final year pursuant the agreement, estimated to be approximately $623,000, less the company-provided portion of benefits payable under certain existing benefit plans. The reduced payments will continue for the life of the executive. If the executive's current wife survives him, payments will continue to her in the annual amount equal to 35% of the amount paid to the executive during the final year pursuant to the agreement. The executive officer has agreed not to compete in a defined geographic area for ten years.


     OTHER

     There are various other employment contracts, deferred compensation arrangements and covenants not to compete with selected members of management and certain retirees.


NOTE M. COMMITMENTS AND CONTINGENCIES

     BB&T is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, options written, standby letters of credit and financial guarantees, interest rate caps and floors written, interest rate swaps and forward and futures contracts.

     BB&T's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit and financial guarantees written is represented by the contractual notional amount of those instruments. BB&T uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.



                                                                                  CONTRACT OR
                                                                              NOTIONAL AMOUNT AT
                                                                                 DECEMBER 31,
                                                                         -----------------------------
                                                                              1997           1996
                                                                         -------------- --------------
                                                                            (DOLLARS IN THOUSANDS)
  Financial instruments whose contract amounts represent credit risk:
   Commitments to extend, originate or purchase credit .................  $ 7,922,157    $ 6,888,254
   Standby letters of credit and financial guarantees written ..........      288,200        237,886
   Commercial letters of credit ........................................       35,915         21,703
  Financial instruments whose notional or contract amounts exceed the amount of credit risk:
   Commitments to sell loans and securities ............................  $   555,722    $   240,121
   Foreign exchange contracts ..........................................      145,855        103,506

     Commitments to extend credit are arrangements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. BB&T evaluates each customer's creditworthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by BB&T upon extension of credit, is based on management's evaluation of the creditworthiness of the counterparty.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Standby letters of credit and financial guarantees written are conditional commitments issued by BB&T to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers, and letters of credit are collateralized when necessary.

     Forward commitments to sell mortgage loans and mortgage-backed securities are contracts for delayed delivery of securities in which BB&T agrees to make delivery at a specified future date of a specified instrument, at a specified price or yield. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in securities' values and interest rates.


     LEGAL PROCEEDINGS

     The nature of the business of BB&T's banking subsidiaries ordinarily results in a certain amount of litigation. The subsidiaries of BB&T are involved in various legal proceedings, all of which are considered incidental to the normal conduct of business. Management believes that the liabilities arising from these proceedings will not have a materially adverse effect on the consolidated financial position or consolidated results of operations of BB&T.


NOTE N. REGULATORY REQUIREMENTS AND OTHER RESTRICTIONS

     BB&T's subsidiary banks are required by the Board of Governors of the Federal Reserve System to maintain reserve balances based on certain percentages of deposit types subject to various adjustments. At December 31, 1997, these reserves (including average daily vault cash) amounted to $101.8 million.

     Subject to restrictions imposed by state laws and federal regulations, the Boards of Directors of the subsidiary banks could have declared dividends from their retained earnings up to $1.3 billion at December 31, 1997. The subsidiary banks are prohibited from paying dividends from their capital stock and additional paid-in capital accounts and are required by regulatory authorities to maintain minimum capital levels. BB&T was in compliance with these requirements at December 31, 1997.

     BB&T is subject to various regulatory capital requirements administered by the Federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on BB&T's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Corporation must meet specific capital guidelines that involve quantitative measures of BB&T's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. BB&T's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require BB&T to maintain minimum amounts and ratios of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to average assets.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                   DECEMBER 31, 1997                      DECEMBER 31, 1996
                                         -------------------------------------- -------------------------------------
                                                                   FOR MINIMUM                            FOR MINIMUM
                                                  ACTUAL             CAPITAL             ACTUAL             CAPITAL
                                         ------------------------    ADEQUACY   ------------------------   ADEQUACY
                                            RATIO       AMOUNT       PURPOSES      RATIO       AMOUNT      PURPOSES
                                         ---------- ------------- ------------- ---------- ------------- ------------
                                                                    (DOLLARS IN THOUSANDS)
TIER 1 CAPITAL
 BB&T .................................. 10.3%       $2,153,246    $  835,300   11.8%       $2,149,231    $  726,282
 BB&T -- NC ............................ 11.0         1,672,558       606,912   10.8         1,513,438       558,944
 BB&T -- SC ............................ 12.2           368,256       121,094   14.0           396,537       113,370
 BB&T -- VA ............................ 12.1            73,296        24,297   11.7            66,640        22,845
 Franklin National Bank ................  9.8            34,513        14,102   10.7            28,329        10,552
 Fidelity Federal Savings Bank ......... 12.3            28,253         9,201      N/A          N/A           N/A
 Virginia First Savings Bank ........... 10.5            62,796        23,882      N/A          N/A           N/A
 Life Savings Bank ..................... 22.1           135,834        24,606   20.5           121,055        23,570
                                         -----       ----------    ----------   -----       ----------    ----------
TOTAL CAPITAL
 BB&T .................................. 13.9%       $2,909,598    $1,670,601   14.4%       $2,622,349    $1,452,564
 BB&T -- NC ............................ 12.3         1,862,258     1,213,824   12.1         1,686,083     1,117,887
 BB&T -- SC ............................ 13.4           406,120       242,188   15.2           431,991       226,741
 BB&T -- VA ............................ 13.3            80,892        48,593   12.9            73,792        45,691
 Franklin National Bank ................ 11.0            38,705        28,204   12.0            31,634        21,104
 Fidelity Federal Savings Bank ......... 13.3            30,636        18,402      N/A          N/A           N/A
 Virginia First Savings Bank ........... 11.8            70,317        47,764      N/A          N/A           N/A
 Life Savings Bank ..................... 22.4           137,489        49,212   21.4           126,241        47,139
                                         -----       ----------    ----------   -----       ----------    ----------
LEVERAGE CAPITAL
 BB&T .................................. 7.2 %       $2,153,246    $  900,236   7.8 %       $2,149,231    $  823,194
 BB&T -- NC ............................  7.6         1,672,558       656,147    7.4         1,513,438       609,794
 BB&T -- SC ............................  8.5           368,256       129,748    9.4           396,537       126,303
 BB&T -- VA ............................  9.4            73,296        23,284    8.6            66,640        23,267
 Franklin National Bank ................  7.1            34,513        19,589    7.0            28,329        16,270
 Fidelity Federal Savings Bank .........  7.9            28,253        10,712      N/A          N/A           N/A
 Virginia First Savings Bank ...........  7.3            62,796        25,710      N/A          N/A           N/A
 Life Savings Bank .....................  9.2           135,834        44,487    8.5           121,055        42,535
                                         -----       ----------    ----------   -----       ----------    ----------

---------
N/A -- Not Applicable.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE O. PARENT COMPANY FINANCIAL STATEMENTS


                           CONDENSED BALANCE SHEETS

                          DECEMBER 31, 1997 AND 1996



                                                             1997         1996
                                                         ------------ ------------
                                                          (DOLLARS IN THOUSANDS)
ASSETS
Cash and due from banks ................................  $    5,853   $   11,750
Interest-bearing bank balances .........................     605,319      587,330
Securities .............................................      13,824       40,560
Investment in banking subsidiaries .....................   2,631,737    2,242,349
Investment in other subsidiaries .......................     109,850       52,283
Advances to subsidiaries ...............................     185,504      123,982
Premises and equipment .................................       5,537        5,809
Receivables from subsidiaries and other assets .........      81,768       60,777
                                                          ----------   ----------
   Total assets ........................................  $3,639,392   $3,124,840
                                                          ==========   ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term borrowed funds ..............................  $  638,325   $  566,225
Dividends payable ......................................      42,173       29,521
Accounts payable and accrued liabilities ...............      23,529       25,677
Long-term debt .........................................     496,255      249,019
                                                          ----------   ----------
   Total liabilities ...................................   1,200,282      870,442
                                                          ----------   ----------
   Total shareholders' equity ..........................   2,439,110    2,254,398
                                                          ----------   ----------
   Total liabilities and shareholders' equity ..........  $3,639,392   $3,124,840
                                                          ==========   ==========

                          CONDENSED INCOME STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                                 1997        1996        1995
                                                                             ----------- ----------- -----------
                                                                                   (DOLLARS IN THOUSANDS)
INCOME
  Dividends from subsidiaries ..............................................  $248,294    $142,854    $240,699
  Interest and other income from subsidiaries ..............................    61,649      36,627      20,261
  Interest on investment securities ........................................     1,739       2,936       1,855
  Other income .............................................................       722       7,835       6,143
                                                                              --------    --------    --------
   Total income ............................................................   312,404     190,252     268,958
                                                                              --------    --------    --------
EXPENSES
  Interest expense .........................................................    53,161      33,845      17,859
  Occupancy expense ........................................................       249         171         171
  Other expenses ...........................................................    14,537      11,704      27,035
                                                                              --------    --------    --------
   Total expenses ..........................................................    67,947      45,720      45,065
                                                                              --------    --------    --------
Income before income tax benefit and equity in undistributed earnings of
  subsidiaries .............................................................   244,457     144,532     223,893
Income tax (benefit) expense ...............................................       (52)        597      (6,084)
                                                                              --------    --------    --------
Income before equity in undistributed earnings of subsidiaries .............   244,509     143,935     229,977
Net income of subsidiaries in excess of dividends from subsidiaries ........   115,909     199,377       9,822
                                                                              --------    --------    --------
NET INCOME .................................................................  $360,418    $343,312    $239,799
                                                                              ========    ========    ========

                      BBT&T CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                      CONDENSED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                                1997               1996               1995
                                                                           ------------- ----------------------- -------------
                                                                                          (DOLLARS IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income ..............................................................  $  360,418         $ 343,312          $  239,799
 Adjustments to reconcile net income to net cash provided by operating activities:
 Net income of subsidiaries in excess of dividends from subsidiaries .....    (115,909)         (199,377)             (9,822)
 Depreciation of premises and equipment ..................................         272               214                 214
 Amortization of unearned compensation ...................................       8,111             2,450               3,128
 Discount accretion and premium amortization .............................         396               192                (298)
 Loss (gain) on sales of securities ......................................          --                  (9)              100
 Loss on disposals of other real estate owned ............................          --                --                 240
 Loss on disposal of premises and equipment ..............................          --                --                  29
 (Increase) decrease in other assets .....................................     (23,258)          125,920            (145,801)
 Increase (decrease) in accounts payable and accrued liabilities .........      (2,008)            2,333               5,978
                                                                            ----------         -----------        ----------
   Net cash provided by operating activities .............................     228,022           275,035              93,567
                                                                            ----------         -----------        ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of securities available for sale ....................          --                14                  87
 Proceeds from maturities, calls and paydowns of securities available
   for sale ..............................................................      35,482            49,347             101,339
 Purchases of securities available for sale ..............................      (8,717)          (52,324)            (41,697)
 Proceeds from sales of securities held to maturity ......................          --                --                 520
 Proceeds from sales of premises and equipment ...........................          --                --                  79
 Investment in subsidiaries ..............................................        (733)          (68,625)               (264)
 Advances to subsidiaries ................................................    (430,897)         (306,857)                 --
 Repayment of advances to subsidiaries ...................................     369,375           182,875                  --
 Net cash received in purchase accounting transactions ...................     (45,852)               --                (756)
                                                                            ----------         -----------        ----------
   Net cash (used in) provided by investing activities ...................     (81,342)         (195,570)             59,308
                                                                            ----------         -----------        ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net increase (decrease) in long-term debt ...............................     246,873           247,629              (7,333)
 Net increase in short-term borrowed funds ...............................      72,100           169,952             142,004
 Net proceeds from common stock issued ...................................      23,351            51,068              49,390
 Redemption of common stock ..............................................    (321,224)         (225,569)            (47,311)
 Preferred stock cancellations and conversions ...........................          --                --              (2,371)
 Cash dividends paid on common and preferred stock .......................    (155,688)         (127,771)           (112,669)
                                                                            ----------         -----------        ----------
   Net cash (used in) provided by financing activities ...................    (134,588)          115,309              21,710
                                                                            ----------         -----------        ----------
 Net Increase in Cash and Cash Equivalents ...............................      12,092           194,774             174,585
 Cash and Cash Equivalents at Beginning of Year ..........................     599,080           404,306             229,721
                                                                            ----------         -----------        ----------
 Cash and Cash Equivalents at End of Year ................................  $  611,172         $ 599,080          $  404,306
                                                                            ==========         ===========        ==========

                      BBT&T CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE P. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS," requires BB&T to disclose the estimated fair value of its on- and off-balance sheet financial instruments. A financial instrument is defined by SFAS No. 107 as cash, evidence of an ownership interest in an entity or a contract that creates a contractual obligation or right to deliver to or receive cash or another financial instrument from a second entity on potentially favorable or unfavorable terms.

     Fair value estimates are made at a point in time, based on relevant market data and information about the financial instrument. SFAS No. 107 specifies that fair values should be calculated based on the value of one trading unit without regard to any premium or discount that may result from concentrations of ownership of a financial instrument, possible tax ramifications, estimated transaction costs that may result from bulk sales or the relationship between various financial instruments. Because no readily available market exists for a significant portion of BB&T's financial instruments, fair value estimates for these instruments are based on judgments regarding current economic conditions, currency and interest rate risk characteristics, loss experience and other factors. Many of these estimates involve uncertainties and matters of significant judgment and cannot be determined with precision. Therefore, the calculated fair value estimates cannot always be substantiated by comparison to independent markets and, in many cases, may not be realizable in a current sale of the instrument. Changes in assumptions could significantly affect the estimates.

     The following methods and assumptions were used by BB&T in estimating the fair value of its financial instruments at December 31, 1997 and 1996:

     CASH AND CASH EQUIVALENTS: For these short-term instruments, the carrying amounts are a reasonable estimate of fair values.

     SECURITIES: Fair values for securities are based on quoted market prices, if available. If quoted market prices are not available, fair values are based on quoted market prices for similar securities.

     LOANS RECEIVABLE: The fair values for loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms and credit quality. The carrying amounts of accrued interest approximate fair values.

     DEPOSIT LIABILITIES: The fair values for demand deposits, interest-checking accounts, savings accounts and certain money market accounts are, by definition, equal to the amount payable on demand at the reporting date, i.e., their carrying amounts. Fair values for certificates of deposit are estimated using a discounted cash flow calculation that applies current interest rates to aggregate expected maturities.

     SHORT-TERM BORROWED FUNDS: The carrying amounts of Federal funds purchased, borrowings under repurchase agreements, master notes and other short-term borrowed funds approximate their fair values.

     LONG-TERM DEBT: The fair values of long-term debt are estimated based on quoted market prices for similar instruments or by using discounted cash flow analyses, based on BB&T's current incremental borrowing rates for similar types of instruments.

     INTEREST RATE SWAP AGREEMENTS: The fair values of interest rate swaps (used for hedging purposes) are the estimated amounts that BB&T would receive or pay to terminate the swap agreements at the reporting date, taking into account current interest rates and the current creditworthiness of the swap counterparties.

     COMMITMENTS TO EXTEND CREDIT, STANDBY LETTERS OF CREDIT AND FINANCIAL GUARANTEES WRITTEN: The fair values of commitments are estimated using the fees charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. For fixed-rate loan commitments, fair values also consider the difference between current levels of interest rates and the committed rates. The fair values of guarantees and letters of credit are estimated based on fees currently charged for similar agreements.

     OTHER OFF-BALANCE SHEET INSTRUMENTS: The fair values for off-balance sheet instruments (futures, forwards, options, and commitments to sell or purchase financial instruments) are estimated based on quoted prices, if available. For instruments for which there are no quoted prices, fair values are estimated using current settlement values or pricing models.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                      1997                            1996
                                         ------------------------------- -------------------------------
                                             CARRYING          FAIR          CARRYING          FAIR
                                              AMOUNT           VALUE          AMOUNT           VALUE
                                         ---------------- -------------- ---------------- --------------
                                                             (DOLLARS IN THOUSANDS)
Financial assets:
 Cash and cash equivalents .............   $  1,192,870    $ 1,192,870     $  1,032,892    $ 1,032,892
 Trading securities ....................         67,878         67,878               --             --
 Securities available for sale .........      7,296,128      7,296,128        6,720,295      6,720,295
 Securities held to maturity ...........        230,257        233,636          378,738        382,460
 Loans and leases:
   Loans ...............................     20,617,568     20,853,513       18,140,744     18,137,246
   Leases ..............................        616,302         N/A             470,455         N/A
   Allowance for losses ................       (279,596)        N/A            (243,568)        N/A
                                           ------------                    ------------
    Net loans and leases ...............   $ 20,954,274                    $ 18,367,631
                                           ============                    ============
Financial liabilities:
 Deposits ..............................   $ 21,375,975     21,409,413     $ 20,099,089     20,152,540
 Short-term borrowed funds .............      3,451,885      3,451,885        2,638,917      2,638,917
 Long-term debt ........................      3,572,226      3,868,116        2,317,417      2,408,659
 Capitalized leases ....................          3,291         N/A               3,561         N/A


                                                                    1997                       1996
                                                         -------------------------- ---------------------------
                                                            NOTIONAL/                  NOTIONAL/
                                                            CONTRACT        FAIR       CONTRACT        FAIR
                                                             AMOUNT        VALUE        AMOUNT         VALUE
                                                         -------------- ----------- -------------- ------------
Off balance sheet financial instruments:
 Interest rate swaps, caps and floors ..................  $ 2,428,930    $  25,570   $ 1,167,099    $   5,775
 Commitments to extend, originate or purchase credit ...    7,922,157      (14,835)    6,888,254      (12,576)
 Standby and commercial letters of credit and financial
   guarantees written ..................................      324,115       (4,495)      259,589       (3,579)
 Commitments to sell loans and securities ..............      555,722       (2,925)      240,121          822
 Foreign exchange contracts ............................      145,855          326       103,506          312
 Option contracts purchased ............................       55,000         (303)       14,000          142
 Option contracts written ..............................       55,000           --        14,000           --
 Futures contracts .....................................        8,486           --            --           --

---------
N/A -- not applicable.


NOTE Q. DERIVATIVES AND OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     Interest rate volatility often increases to the point that balance sheet repositioning through the use of account repricing and other on-balance sheet strategies cannot occur rapidly enough to avoid adverse net income effects. At those times, off-balance sheet or synthetic hedges are utilized. During 1997, management used interest rate swaps, caps and floors to supplement balance sheet repositioning. Such actions were designed to lower the interest sensitivity of BB&T toward a neutral position.

     Interest rate swaps are contractual agreements between two parties to exchange a series of cash flows representing interest payments. A swap allows both parties to transform the repricing characteristics of an asset or liability from a fixed to a floating rate, a floating rate to a fixed rate, or one floating rate to another floating rate. The underlying principal positions are not affected. Swap terms generally range from one year to ten years depending on the need. At December 31, 1997, derivatives with a total notional value of $2.4 billion, with terms ranging up to ten years, were outstanding.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
   The following tables set forth certain information concerning BB&T's interest rate swaps at December 31, 1997:


                     INTEREST RATE SWAPS, CAPS AND FLOORS
                               DECEMBER 31, 1997

                            (DOLLARS IN THOUSANDS)



                                   NOTIONAL      RECEIVE        PAY         FAIR
                                    AMOUNT         RATE        RATE         VALUE
                                -------------   ---------   ----------   ----------
TYPE
  Receive fixed swaps .........  $1,301,000        6.39%        5.86%     $23,785
  Pay fixed swaps .............     351,930        5.88         5.58         (121)
  Basis swaps .................     100,000        5.70         5.63           --
  Caps & Floors ...............     676,000          --           --        1,906
                                 ----------        ----         ----      -------
  Total .......................  $2,428,930        6.25%        5.79%     $25,570
                                 ==========        ====         ====      =======


                                         RECEIVE      PAY FIXED     BASIS SWAPS
                                       FIXED SWAPS      SWAPS      CAPS & FLOORS      TOTAL
                                      ------------- ------------- --------------- -------------
YEAR-TO-DATE ACTIVITY
 Balance, December 31, 1996 .........  $  487,000    $  304,099     $  376,000     $1,167,099
 Additions ..........................     849,000       223,900        660,000      1,732,900
 Maturities/amortizations ...........     (35,000)     (176,069)       (10,000)      (221,069)
 Terminations .......................          --            --       (250,000)      (250,000)
                                       ----------    ----------     ----------     ----------
 Balance, December 31, 1997 .........  $1,301,000    $  351,930     $  776,000     $2,428,930
                                       ==========    ==========     ==========     ==========


                                 ONE YEAR     ONE TO       FIVE TO
                                  OR LESS   FIVE YEARS    10 YEARS      TOTAL
                                ---------- ------------  ---------- -------------
MATURITY SCHEDULE
 Receive fixed swaps .........   $276,000   $  525,000    $500,000   $1,301,000
 Pay fixed swaps .............    103,987      240,143       7,800      351,930
 Basis swaps .................    100,000           --          --      100,000
 Caps & Floors ...............     11,000      605,000      60,000      676,000
                                 --------   ----------    --------   ----------
 Total .......................   $490,987   $1,370,143    $567,800   $2,428,930
                                 ========   ==========    ========   ==========

     As of December 31, 1997, unearned income from new swap transactions initiated during 1997 was $13.5 million. There were no unamortized deferred gains or losses from terminated transactions remaining at year end. Active transactions resulted in pretax net income of $1.1 million.

     In addition to interest rate swaps, BB&T utilizes written covered over-the-counter call options on specific securities in the available-for-sale portfolio in order to enhance returns. During 1997, options were written on securities totaling $705.0 million. Option fee income was $1.4 million for 1997. There were no unexercised options outstanding at December 31, 1997 or 1996.

     BB&T also utilizes over-the-counter purchased put options and net purchased put options (combination of purchased put option and written call option) in its mortgage banking activities. These options are used to hedge the mortgage warehouse and pipeline against increasing interest rates. Written call options are used in tandem with purchased put options to create a net purchased put option that reduces the cost of the hedge. At December 31, 1997, net purchased put option contracts with a notional value of $55.0 million were outstanding.

     The $2.4 billion of derivatives used in interest rate risk management are primarily used to hedge variable rate commercial loans, adjustable rate mortgage loans, retail certificates of deposit and fixed rate notes. BB&T does not utilize derivatives for trading purposes.

                      BBT&T CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Although off-balance sheet derivative financial instruments do not expose BB&T to credit risk equal to the notional amount, such agreements generate credit risk to the extent of the fair value gain in an off-balance sheet derivative financial instrument if the counterparty fails to perform. Such risk is minimized based on the quality of the counterparties and the consistent monitoring of these agreements. The counterparties to these transactions were large commercial banks and investment banks. Annually, the counterparties are reviewed for creditworthiness by BB&T's credit policy group. Where appropriate, master netting agreements are arranged or collateral is obtained in the form of rights to securities. At December 31, 1997, BB&T's interest rate swaps, caps and floors reflected an unrealized gain of $25.6 million.

     Other risks associated with interest-sensitive derivatives include the impact on fixed positions during periods of changing interest rates. Indexed amortizing swaps' notional amounts and maturities change based on certain interest rate indices. Generally, as rates fall the notional amounts decline more rapidly, and as rates increase notional amounts decline more slowly. Under unusual circumstances, financial derivatives also increase liquidity risk, which could result from an environment of rising interest rates in which derivatives produce negative cash flows while being offset by increased cash flows from variable rate loans. Such risk is considered insignificant due to the relatively small derivative positions held by BB&T. At December 31, 1997, BB&T had no indexed amortizing swaps outstanding.


NOTE R. CALCULATIONS OF EARNINGS PER SHARE

     The basic and diluted earnings per share calculations are presented in the following table:



                                                                                          YEARS ENDED DECEMBER 31,
                                                                             --------------------------------------------------
                                                                                   1997             1996             1995
                                                                             ---------------- ---------------- ----------------
                                                                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
BASIC EARNINGS PER SHARE:
  Weighted average number of common shares .................................    287,480,712      287,535,321      287,924,835
                                                                                ===========      ===========      ===========
  Net income ...............................................................  $     360,418    $     343,312    $     239,799
  Less:
   Preferred dividend requirement ..........................................             --              610            5,079
                                                                              -------------    -------------    -------------
  Income available for common shares .......................................  $     360,418    $     342,702    $     234,720
                                                                              =============    =============    =============
  Basic earnings per share .................................................  $        1.25    $        1.19    $         .82
                                                                              =============    =============    =============
DILUTED EARNINGS PER SHARE:
  Weighted average number of common shares .................................    287,480,712      287,535,321      287,924,835
  Add:
   Shares issuable assuming conversion of convertible preferred
    stock ..................................................................             --        1,877,304        8,916,852
   Dilutive effect of outstanding options (as determined by application
    of treasury stock method) ..............................................      4,845,168        4,140,158        2,661,066
   Issuance of additional shares under share repurchase agreement,
    contingent upon market price ...........................................        144,588          204,036          653,502
                                                                              -------------    -------------    -------------
  Weighted average number of common shares, as adjusted ....................    292,470,468      293,756,819      300,156,255
                                                                              =============    =============    =============
  Net income ...............................................................  $     360,418    $     343,312    $     239,799
  Add:
   After tax interest expense and amortization of issue costs applicable
    to convertible debentures ..............................................             --               --              211
                                                                              -------------    -------------    -------------
  Net income, as adjusted ..................................................  $     360,418    $     343,312    $     240,010
                                                                              =============    =============    =============
  Diluted earnings per share ...............................................  $        1.23    $        1.17    $         .80
                                                                              =============    =============    =============

                                                                    EXHIBIT 99.3


                 SIX-YEAR FINANCIAL SUMMARY AND SELECTED RATIOS

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                              AS OF / FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------
                                                 1997            1996            1995
                                           --------------- --------------- ---------------
Summary of Operations
 Interest income .........................   $ 2,265,488     $ 2,059,043     $ 1,979,646
 Interest expense ........................     1,106,963         998,849       1,005,286
                                             -----------     -----------     -----------
 Net interest income .....................     1,158,525       1,060,194         974,360
 Provision for loan and lease losses .....        98,010          62,273          42,559
                                             -----------     -----------     -----------
 Net interest income after provision
   for loan and lease losses .............     1,060,515         997,921         931,801
 Noninterest income ......................       458,348         341,259         256,740
 Noninterest expense .....................       968,746         827,362         828,174
                                             -----------     -----------     -----------
 Income before income taxes ..............       550,117         511,818         360,367
 Provision for income taxes ..............       189,699         168,506         120,568
                                             -----------     -----------     -----------
 Income before cumulative effect of
   changes in accounting principles ......       360,418         343,312         239,799
   Less: cumulative effect of
    changes in accounting
    principles, net of income taxes.......            --              --              --
                                             -----------     -----------     -----------
 Net income ..............................   $   360,418     $   343,312     $   239,799
                                             ===========     ===========     ===========
Per Common Share
 Average shares outstanding (000's):
   Basic .................................       287,481         287,535         287,925
   Diluted ...............................       292,470         293,757         300,156
 Basic earnings:
   Income before cumulative effect .......   $     1.25      $     1.19      $     0.82
   Less: cumulative effect ...............            --              --              --
                                             -----------     -----------     -----------
    Net income ...........................   $     1.25      $     1.19      $     0.82
                                             ===========     ===========     ===========
 Diluted earnings:
   Income before cumulative effect .......   $     1.23      $     1.17      $     0.80
   Less: cumulative effect ...............            --              --              --
                                             -----------     -----------     -----------
    Net income ...........................   $     1.23      $     1.17      $     0.80
                                             ===========     ===========     ===========
 Cash dividends paid .....................   $      .58      $      .50      $      .43
 Shareholders' equity ....................         8.46            7.78            7.38
Average Balance Sheets
 Securities, at carrying value ...........   $ 7,299,444     $ 6,939,363     $ 6,910,879
 Loans and leases * ......................    19,554,842      17,730,243      16,883,199
 Other assets ............................     2,021,800       1,799,550       1,779,629
                                             -----------     -----------     -----------
   Total assets ..........................   $28,876,086     $26,469,156     $25,573,707
                                             ===========     ===========     ===========
 Deposits ................................   $20,403,684     $19,594,913     $18,524,803
 Other liabilities .......................     3,240,171       2,680,914       3,670,664
 Long-term debt ..........................     2,925,628       2,027,683       1,303,992
 Common shareholders' equity .............     2,306,603       2,150,487       2,001,903
 Preferred shareholders' equity ..........            --          15,159          72,345
                                             -----------     -----------     -----------
    Total liabilities and
     shareholders' equity ................   $28,876,086     $26,469,156     $25,573,707
                                             ===========     ===========     ===========
Period End Balances
 Total assets ............................   $31,290,247     $27,625,225     $26,135,308
 Deposits ................................    21,375,975      20,099,089      19,231,282
 Long-term debt ..........................     3,575,517       2,320,978       1,542,064
 Shareholders' equity ....................     2,439,110       2,254,398       2,212,438
Selected Performance Ratios
 Rate of return on:
   Average total assets ..................          1.25%           1.30%           0.94%
   Average common shareholders'
    equity ...............................        15.63           15.94           11.72
 Dividend payout .........................        46.40           42.02           52.44
 Average equity to average assets ........         7.99            8.18            8.11



                                              AS OF / FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------
                                                 1994            1993            1992       GROWTH RATE
                                           --------------- --------------- --------------- ------------
Summary of Operations
 Interest income .........................   $ 1,659,184     $ 1,492,719     $ 1,503,662        8.5%
 Interest expense ........................       719,158         626,985         726,355        8.8
                                             -----------     -----------     -----------
 Net interest income .....................       940,026         865,734         777,307        8.3
 Provision for loan and lease losses .....        25,526          61,625          78,926        4.4
                                             -----------     -----------     -----------
 Net interest income after provision
   for loan and lease losses .............       914,500         804,109         698,381        8.7
 Noninterest income ......................       270,989         268,470         233,182       14.5
 Noninterest expense .....................       750,201         810,018         645,746        8.5
                                             -----------     -----------     -----------
 Income before income taxes ..............       435,288         262,561         285,817       14.0
 Provision for income taxes ..............       151,066          97,162         100,400       13.6
                                             -----------     -----------     -----------
 Income before cumulative effect of
   changes in accounting principles ......       284,222         165,399         185,417       14.2
   Less: cumulative effect of
    changes in accounting
    principles, net of income taxes.......            --         (32,629)             --        NM
                                             -----------     -----------     -----------
 Net income ..............................   $   284,222     $   132,770     $   185,417       14.2
                                             ===========     ===========     ===========
Per Common Share
 Average shares outstanding (000's):
   Basic .................................       283,875         272,931         258,356        2.2
   Diluted ...............................       296,329         286,605         275,652        1.2
 Basic earnings:
   Income before cumulative effect .......   $     0.98      $     0.59      $     0.70        12.3
   Less: cumulative effect ...............            --           (0.12)             --        NM
                                             -----------     -----------     -----------
    Net income ...........................   $     0.98      $     0.47      $     0.70        12.3
                                             ===========     ===========     ===========
 Diluted earnings:
   Income before cumulative effect .......   $     0.96      $     0.58      $     0.67        12.9
   Less: cumulative effect ...............            --           (0.11)             --        NM
                                             -----------     -----------     -----------
    Net income ...........................   $     0.96      $     0.47      $     0.67        12.9
                                             ===========     ===========     ===========
 Cash dividends paid .....................   $      .37      $      .32      $      .25        18.3
 Shareholders' equity ....................         6.61            5.91            5.83         7.7
Average Balance Sheets
 Securities, at carrying value ...........   $ 6,570,085     $ 5,768,100     $ 4,974,447        8.0
 Loans and leases * ......................    15,194,910      13,651,601      12,480,421        9.4
 Other assets ............................     1,808,633       1,724,686       1,666,481        3.9
                                             -----------     -----------     -----------
   Total assets ..........................   $23,573,628     $21,144,387     $19,121,349        8.6
                                             ===========     ===========     ===========
 Deposits ................................   $18,086,694     $16,948,370     $15,823,206        5.2
 Other liabilities .......................     2,782,404       1,766,415       1,623,711       14.8
 Long-term debt ..........................       870,697         733,047         199,734       71.1
 Common shareholders' equity .............     1,759,690       1,622,412       1,408,893       10.4
 Preferred shareholders' equity ..........        74,143          74,143          65,805        NM
                                             -----------     -----------     -----------
    Total liabilities and
     shareholders' equity ................   $23,573,628     $21,144,387     $19,121,349        8.6
                                             ===========     ===========     ===========
Period End Balances
 Total assets ............................   $24,758,727     $23,274,795     $19,863,668        9.5
 Deposits ................................    18,258,880      18,290,673      16,355,499        5.5
 Long-term debt ..........................     1,095,781       1,010,168         490,770       48.8
 Shareholders' equity ....................     1,972,144       1,753,129       1,566,773        9.3
Selected Performance Ratios
 Rate of return on:
   Average total assets ..................          1.21%           0.63%           0.97%
   Average common shareholders'
    equity ...............................        15.86            7.86           12.83
 Dividend payout .........................        37.76           68.02           35.71
 Average equity to average assets ........         7.78            8.02            7.71

---------
* Loans and leases are net of unearned income and the allowance for losses. Amounts include loans held for sale.

NM -- Not Meaningful.

                                    TABLE 1

                SELECTED FINANCIAL DATA OF BANKING SUBSIDIARIES
         AS OF / FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                          BB&T-NC                                     BB&T-SC
                        -------------------------------------------- -----------------------------------------
                             1997           1996           1995           1997          1996          1995
                        -------------- -------------- -------------- ------------- ------------- -------------
                                                        (DOLLARS IN THOUSANDS)
 Total assets .........  $22,530,009    $20,652,519    $19,654,218    $4,364,982    $4,213,458    $4,179,955
 Securities ...........    5,392,894      4,962,941      4,970,762     1,020,554     1,034,385     1,055,622
 Loans and leases,
 net of unearned
 income* ..............   15,402,775     14,149,983     13,213,131     3,052,755     2,901,930     2,928,298
 Deposits .............   15,931,795     15,683,080     14,856,949     3,401,236     3,336,711     3,255,945
 Shareholder's
 equity ...............    1,771,589      1,601,950      1,380,924       374,871       399,965       385,481
 Net interest income...      842,745        773,019        710,338       184,341       173,235       166,764
 Provision for loan
 and lease losses .....       53,533         44,675         31,264        14,109         8,405         5,518
 Noninterest income....      436,607        333,119        238,050        70,916        57,729        58,199
 Noninterest expense...      809,599        689,969        659,681       135,018       134,200       119,931
 Net income ...........      278,536        250,956        172,970        68,024        56,489        62,319



                                                                                                             FRANKLIN
                                                                          LIFE SAVINGS                       NATIONAL
                                      BB&T-VA                               BANK, FSB                          BANK
                        ----------------------------------- ----------------------------------------- -----------------------
                            1997        1996        1995         1997          1996          1995         1997        1996
                        ----------- ----------- ----------- ------------- ------------- ------------- ----------- -----------
                                                                (DOLLARS IN THOUSANDS)
 Total assets .........  $785,870    $790,955    $737,462    $1,462,469    $1,418,659    $1,097,962    $647,448    $497,817
 Securities ...........   132,596     147,019     154,358       702,817       736,752       585,185     179,388     164,116
 Loans and leases,
 net of unearned
 income* ..............   590,306     550,218     505,767       649,777       630,463       474,984     300,441     232,581
 Deposits .............   679,252     690,318     669,000       736,552       732,467       607,795     427,798     363,427
 Shareholder's
 equity ...............    73,922      67,039      60,734       143,942       127,845       118,040      39,283      31,893
 Net interest income...    36,670      35,144      31,231         8,666         8,678         6,427      21,532      18,290
 Provision for loan
 and lease losses .....     2,033       2,550       1,910           579            34            88         484          27
 Noninterest income....    12,546      10,296       4,650         1,296         1,515           (67)      2,447       1,770
 Noninterest expense...    30,523      24,839      25,965         5,850         5,290         4,344      13,915      12,652
 Net income ...........    10,973      11,791       4,853         2,669         2,751         1,362       5,968       4,523



                         FRANKLIN                  FRANKLIN
                         NATIONAL                  NATIONAL
                           BANK                      BANK
                        -----------               -----------
                            1995       1997        1997
                        ----------- ---------- -----------
                              (DOLLARS IN THOUSANDS)
 Total assets .........  $367,031    $356,226   $925,279
 Securities ...........   109,140      28,639     23,329
 Loans and leases,
 net of unearned
 income* ..............   181,650     275,640    771,928
 Deposits .............   302,435     255,475    662,594
 Shareholder's
 equity ...............    26,385      64,758    152,626
 Net interest income...    14,283      10,960      2,826
 Provision for loan
 and lease losses .....       181         605        183
 Noninterest income....     1,461       1,230      1,077
 Noninterest expense...     9,856       8,322      2,654
 Net income ...........     3,383       1,278        468

* Includes loans held for sale.

** Fidelity Federal Savings Bank was acquired on March 1, 1997 and Virginia
   First Savings Bank was acquired on December 1, 1997. These acquisitions were accounted for as purchases and consequently the amounts above reflect the acquired institutions only since the dates of acquisition.

                                    TABLE 2

                   COMPOSITION OF LOAN AND LEASE PORTFOLIO *



                                                                           DECEMBER 31,
                                               ---------------------------------------------------------------------
                                                    1997          1996          1995          1994          1993
                                               ------------- ------------- ------------- ------------- -------------
                                                                      (DOLLARS IN THOUSANDS)
 Loans:
  Commercial, financial and agricultural .....  $ 3,196,973   $ 2,855,907   $ 2,506,194   $ 3,029,868   $ 2,375,395
  Real estate -- construction and land
    development ..............................    2,165,430     1,567,804     1,194,522       903,589       875,488
  Real estate -- mortgage ....................   12,046,239    10,704,737    10,659,368     9,621,085     8,765,473
  Consumer ...................................    2,761,078     2,841,540     2,556,373     2,440,768     2,254,064
                                                -----------   -----------   -----------   -----------   -----------
    Loans held for investment ................   20,169,720    17,969,988    16,916,457    15,995,310    14,270,420
    Loans held for sale ......................      509,141       228,333       261,364       141,676       707,973
                                                -----------   -----------   -----------   -----------   -----------
     Total loans .............................   20,678,861    18,198,321    17,177,821    16,136,986    14,978,393
 Leases ......................................      788,462       576,991       376,152       304,544       225,312
                                                -----------   -----------   -----------   -----------   -----------
    Total loans and leases ...................  $21,467,323   $18,775,312   $17,553,973   $16,441,530   $15,203,705
                                                ===========   ===========   ===========   ===========   ===========

---------
* Balances are gross of unearned income.

                                    TABLE 3

              SELECTED LOAN MATURITIES AND INTEREST SENSITIVITY *



                                                      DECEMBER 31, 1997
                                         -------------------------------------------
                                           COMMERCIAL,
                                            FINANCIAL
                                               AND       REAL ESTATE:
                                          AGRICULTURAL   CONSTRUCTION      TOTAL
                                         -------------- -------------- -------------
                                                   (DOLLARS IN THOUSANDS)
Fixed rate:
 1 year or less (2) ....................   $  240,158     $  324,723    $  564,881
 1-5 years .............................      431,328        159,560       590,888
 After 5 years .........................       88,841             --        88,841
                                           ----------     ----------    ----------
   Total ...............................      760,327        484,283     1,244,610
                                           ----------     ----------    ----------
Variable rate:
 1 year or less (2) ....................    1,201,532      1,111,594     2,313,126
 1-5 years .............................    1,085,659        569,553     1,655,212
 After 5 years .........................      149,455             --       149,455
                                           ----------     ----------    ----------
   Total ...............................    2,436,646      1,681,147     4,117,793
                                           ----------     ----------    ----------
    Total loans and leases (1) .........   $3,196,973     $2,165,430    $5,362,403
                                           ==========     ==========    ==========

---------
* Balances are gross of unearned income.

     Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions renegociated at that time.



                                                                               (DOLLARS IN THOUSANDS)
                                                                              -----------------------
      (1) The table excludes:
         (i) consumer loans to individuals for household, family and other
             personal expenditures                                                  $ 2,756,554
         (ii) real estate mortgage loans                                             12,050,763
         (iii) loans held for sale                                                      509,141
         (iv) leases                                                                    788,462
                                                                                    -----------
                                                                                    $16,104,920
                                                                                    ===========
      (2) Includes loans due on demand.

                                    TABLE 4

         ALLOCATION OF ALLOWANCE FOR LOAN AND LEASE LOSSES BY CATEGORY



                                               DECEMBER 31,
                                -------------------------------------------
                                        1997                  1996
                                --------------------- ---------------------
                                             % LOANS               % LOANS
                                             IN EACH               IN EACH
                                  AMOUNT    CATEGORY    AMOUNT    CATEGORY
                                ---------- ---------- ---------- ----------
                                          (DOLLARS IN THOUSANDS)
Balance at end of
 period applicable to:
Commercial, financial
 and agricultural .............  $ 32,931       15%    $ 33,495       15%
Real estate:
 Construction and
   land development ...........    19,437       10       15,373        9
 Mortgage .....................    94,411       58      101,181       58
                                 --------       --     --------       --
 Real estate -- total .........   113,848       68      116,554       67
                                 --------       --     --------       --
Consumer ......................    80,243       13       54,592       15
Leases ........................     8,262        4        3,833        3
Unallocated ...................    44,312       --       35,094       --
                                 --------       --     --------       --
 Total ........................  $279,596      100%    $243,568      100%
                                 ========      ===     ========      ===



                                                          DECEMBER 31,
                                ----------------------------------------------------------------
                                        1995                  1994                  1993
                                --------------------- --------------------- --------------------
                                             % LOANS               % LOANS              % LOANS
                                             IN EACH               IN EACH              IN EACH
                                  AMOUNT    CATEGORY    AMOUNT    CATEGORY    AMOUNT    CATEGORY
                                ---------- ---------- ---------- ---------- ---------- ---------
                                                     (DOLLARS IN THOUSANDS)
Balance at end of
 period applicable to:
Commercial, financial
 and agricultural .............  $ 35,479       14%    $ 42,672       18%    $ 50,537      16%
Real estate:
 Construction and
   land development ...........    16,858        7       13,849        6       15,290       6
 Mortgage .....................    98,563       62       85,271       59       86,494      62
                                 --------       --     --------       --     --------      --
 Real estate -- total .........   115,421       69       99,120       65      101,784      68
                                 --------       --     --------       --     --------      --
Consumer ......................    38,848       15       34,520       15       32,075      15
Leases ........................     3,513        2          925        2        1,237       1
Unallocated ...................    33,672       --       45,069       --       32,457      --
                                 --------       --     --------       --     --------      --
 Total ........................  $226,933      100%    $222,306      100%    $218,090     100%
                                 ========      ===     ========      ===     ========     ===

                                    TABLE 5

              COMPOSITION OF ALLOWANCE FOR LOAN AND LEASE LOSSES



                                                                                 DECEMBER 31,
                                                -------------------------------------------------------------------------------
                                                      1997            1996            1995            1994            1993
                                                --------------- --------------- --------------- --------------- ---------------
                                                                            (DOLLARS IN THOUSANDS)
Balance, beginning of period ..................   $   243,568     $   226,933     $   222,306     $   218,090     $   182,137
                                                  -----------     -----------     -----------     -----------     -----------
 Charge-offs:
   Commercial, financial and agricultural .....       (16,358)        (10,452)        (11,378)        (12,156)        (26,427)
   Real estate ................................       (14,068)        (11,774)        (12,481)         (9,700)        (12,012)
   Consumer ...................................       (66,732)        (48,017)        (29,749)        (16,687)        (16,961)
   Lease receivables ..........................          (671)           (768)           (614)           (647)           (771)
                                                  -----------     -----------     -----------     -----------     -----------
    Total charge-offs .........................       (97,829)        (71,011)        (54,222)        (39,190)        (56,171)
                                                  -----------     -----------     -----------     -----------     -----------
 Recoveries:
   Commercial, financial and agricultural .....         5,795           7,487           6,085           7,692           6,388
   Real estate ................................         5,038           6,338           3,737           3,643           3,612
   Consumer ...................................         7,269           6,227           5,494           5,131           4,412
   Lease receivables ..........................           232             136             395             295             149
                                                  -----------     -----------     -----------     -----------     -----------
    Total recoveries ..........................        18,334          20,188          15,711          16,761          14,561
                                                  -----------     -----------     -----------     -----------     -----------
Net charge-offs ...............................       (79,495)        (50,823)        (38,511)        (22,429)        (41,610)
                                                  -----------     -----------     -----------     -----------     -----------
 Provision charged to expense .................        98,010          62,273          42,559          25,526          61,625
                                                  -----------     -----------     -----------     -----------     -----------
 Allowance of loans acquired in purchase
   transactions ...............................        17,513           5,185             579           1,119          15,938
                                                  -----------     -----------     -----------     -----------     -----------
Balance, end of period ........................   $   279,596     $   243,568     $   226,933     $   222,306     $   218,090
                                                  ===========     ===========     ===========     ===========     ===========
Average loans and leases * ....................   $19,817,354     $17,961,260     $17,106,917     $15,405,158     $13,842,651
Net charge-offs as a percentage of average
 loans and leases .............................           .40%            .28%            .23%            .15%            .30%
                                                  ===========     ===========     ===========     ===========     ===========

---------
* Loans and leases are net of unearned income and include loans held for sale.

                                    TABLE 6

                      COMPOSITION OF SECURITIES PORTFOLIO



                                                                          DECEMBER 31,
                                                             --------------------------------------
                                                                 1997         1996         1995
                                                             ------------ ------------ ------------
                                                                     (DOLLARS IN THOUSANDS)
Trading Securities (at estimated fair value) ...............  $   67,878   $       --   $       --
                                                              ----------   ----------   ----------
Securities held to maturity (at amortized cost):
   U.S. Treasury, government and agency obligations ........      46,338       24,241       64,966
   States and political subdivisions .......................     150,369      176,275      205,168
   Mortgage-backed securities ..............................      33,550      178,222      213,987
   Other securities ........................................          --           --           77
                                                              ----------   ----------   ----------
 Total securities held to maturity .........................     230,257      378,738      484,198
                                                              ----------   ----------   ----------
Securities available for sale (at estimated fair value):
   U.S. Treasury, government and agency obligations ........   4,425,087    4,077,475    4,851,226
   States and political subdivisions .......................      47,346       23,977       22,115
   Mortgage-backed securities ..............................   2,396,854    2,318,699    1,403,813
   Other securities ........................................     426,841      300,144      163,950
                                                              ----------   ----------   ----------
 Total securities available for sale .......................   7,296,128    6,720,295    6,441,104
                                                              ----------   ----------   ----------
Total securities ...........................................  $7,594,263   $7,099,033   $6,925,302
                                                              ==========   ==========   ==========

                                    TABLE 7

                     SCHEDULED MATURITIES OF TIME DEPOSITS

                        TIME DEPOSITS $100,000 AND OVER



                                           (DOLLARS IN
                                           THOUSANDS)
                                          ------------
MATURITY SCHEDULE AS OF DECEMBER 31, 1997
 Less than three months .................  $1,103,849
 Four through six months ................     586,401
 Seven through twelve months ............     530,194
 Over twelve months .....................     435,500
                                           ----------
   Total ................................  $2,655,944
                                           ==========

                              TOTAL TIME DEPOSITS



                                              (DOLLARS IN
                                              THOUSANDS)
                                            --------------
TIME DEPOSITS DUE TO MATURE BY DECEMBER 31,
 1998 .....................................  $ 9,074,436
 1999 .....................................    1,597,020
 2000 .....................................      363,180
 2001 .....................................      102,774
 2002 .....................................      151,686
 2003 and later ...........................       19,540
                                             -----------
   Total ..................................  $11,308,636
                                             ===========

                                    TABLE 8

                           SHORT-TERM BORROWED FUNDS

     The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:



                                                                   1997            1996            1995
                                                             --------------- --------------- ---------------
                                                                         (DOLLARS IN THOUSANDS)
     Maximum outstanding at any month-end during the year ..   $ 3,451,885     $ 2,737,629     $ 4,145,835
     Average outstanding during the year ...................     2,868,715       2,345,750       3,330,078
     Average interest rate during the year .................          5.31%           5.28%           5.90%
     Average interest rate at end of year ..................          5.44            4.88            5.39

                                    TABLE 9

        CAPITAL ADEQUACY FOR BB&T CORPORATION AND BANKING SUBSIDIARIES



                                   REGULATORY                BB&T-      BB&T-
                                    MINIMUMS      BB&T        NC         SC
                                  ------------ ---------- ---------- ----------
Risk-based capital ratios:
  Tier 1 capital (1) ............ 4.0%         10.3%      11.0%      12.2%
  Total risk-based capital (2) .. 8.0          13.9       12.3       13.4
  Tier 1 leverage ratio (3) ..... 3.0           7.2        7.6        8.5



                                                        FIDELITY   VIRGINIA
                                                LIFE     FEDERAL    FIRST    FRANKLIN
                                     BB&T-    SAVINGS    SAVINGS   SAVINGS   NATIONAL
                                      VA        BANK      BANK       BANK      BANK
                                  ---------- --------- ---------- --------- ---------
Risk-based capital ratios:
  Tier 1 capital (1) ............ 12.1%      22.1%     12.3%      10.5%      9.8%
  Total risk-based capital (2) .. 13.3       22.4      13.3       11.8      11.0
  Tier 1 leverage ratio (3) .....  9.4        9.2       7.9        7.3       7.1

---------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.

(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.

(3) Tier 1 capital computed as a ratio of fourth quarter average assets less nonqualifying intangibles.

                                   TABLE 10

                      COMPOSITION OF AVERAGE TOTAL ASSETS



                                                                                                                    % CHANGE
                                                                                                              --------------------
                                                                                                               1997 V.    1996 V.
                                                                 1997             1996             1995          1996      1995
                                                           ---------------- ---------------- ---------------- --------- ----------
                                                                         (DOLLARS IN THOUSANDS)
Securities * .............................................   $  7,277,017     $  6,848,895     $  6,809,077       6.3%       0.6%
Federal funds sold and other earning assets ..............         93,543          135,808          171,626     (31.1)     (20.9)
Loans and leases, net of unearned income ** ..............     19,817,354       17,961,260       17,106,917      10.3        5.0
                                                             ------------     ------------     ------------
Average earning assets ...................................     27,187,914       24,945,963       24,087,620       9.0        3.6
Non-earning assets .......................................      1,688,172        1,523,193        1,486,087      10.8        2.5
                                                             ------------     ------------     ------------
Average total assets .....................................   $ 28,876,086     $ 26,469,156     $ 25,573,707       9.1%       3.5%
                                                             ============     ============     ============     =====      =====
Average earning assets as percent of average total assets            94.2%            94.2%            94.2%
                                                             ============     ============     ============

---------
* Based on amortized cost.

** Includes loans held for sale based on lower of amortized cost or market.
   Amounts are gross of the allowance for loan and lease losses

                                   TABLE 11

                                  SECURITIES



                                                                       DECEMBER 31, 1997
                                                              -----------------------------------
                                                               CARRYING VALUE   AVERAGE YIELD (3)
                                                              ---------------- ------------------
                                                                    (DOLLARS IN THOUSANDS)
    U.S. Treasury, government and agency obligations (1):
      Within one year .......................................    $  800,741            6.11%
      One to five years .....................................     3,622,142            6.76
      Five to ten years .....................................       415,790            7.04
      After ten years .......................................     2,063,156            7.18
                                                                 ----------           -----
       Total ................................................     6,901,829            6.82
                                                                 ----------           -----
    States and political subdivisions:
      Within one year .......................................        24,416            8.88
      One to five years .....................................       131,941            8.66
      Five to ten years .....................................        39,165            7.92
      After ten years .......................................         2,193           10.90
                                                                 ----------           -----
       Total ................................................       197,715            8.57
                                                                 ----------           -----
    Other securities:
      Within one year .......................................           191            5.03
      One to five years .....................................        20,347            6.79
      Five to ten years .....................................           134            7.90
      After ten years .......................................           269            6.96
                                                                 ----------           -----
       Total ................................................        20,941            6.78
                                                                 ----------           -----
    Securities with no stated maturity ......................       473,778            6.79
                                                                 ----------           -----
       Total securities (2) .................................    $7,594,263            6.87%
                                                                 ==========           =====

---------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $2.4 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.

(2) Includes securities held to maturity of $230.3 million disclosed at amortized cost and securities available for sale and trading securities disclosed at estimated fair values of $7.3 billion and $67.9 million, respectively.

(3) Taxable equivalent basis as applied to amortized cost.

                                   TABLE 12

                                 ASSET QUALITY



                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                              1997         1996         1995
                                                                         ------------- ------------ ------------
                                                                                 (DOLLARS IN THOUSANDS)
Nonaccrual loans and leases* ...........................................   $  99,938     $ 65,648     $ 71,963
Restructured loans .....................................................       1,377        2,464        4,525
Foreclosed property ....................................................      34,923       29,147       19,508
                                                                           ---------     --------     --------
 Nonperforming assets ..................................................   $ 136,238     $ 97,259     $ 95,996
                                                                           =========     ========     ========
 Loans 90 days or more past due and still accruing .....................   $  44,362     $ 41,870     $ 34,692
                                                                           =========     ========     ========
Asset Quality Ratios:
   Nonaccrual loans and leases as a percentage of loans and leases .....         .47%         .35%         .41%
   Nonperforming assets as a percentage of:
     Total assets ......................................................         .44          .35          .37
     Loans and leases plus foreclosed property .........................         .64          .52          .55
   Net charge-offs as a percentage of average loans and leases .........         .40          .28          .23
   Allowance for losses as a percentage of loans and leases ............        1.32         1.31         1.30
   Ratio of allowance for losses to:
     Net charge-offs ...................................................        3.52x        4.79x        5.89x
     Nonaccrual loans and leases .......................................        2.80         3.71         3.15

---------
NOTE: Items referring to loans and leases are net of unearned income, gross of the allowance and include loans held for sale.

   * Includes $32.5 million of impaired loans at December 31, 1997 and $28.4 million of impaired loans at December 31, 1996. See Note D in the "Notes to Consolidated Financial Statements."


                                   TABLE 13

             COMPOSITION OF AVERAGE DEPOSITS AND OTHER BORROWINGS



                                                  1997                  1996                   1995
                                          --------------------- --------------------- ----------------------
                                                                (DOLLARS IN THOUSANDS)
Savings and interest checking ...........  $ 2,052,088      8%   $ 2,234,269      9%   $ 2,430,728      10%
Money rate savings ......................    4,791,693     18      4,008,368     17      3,852,048      17
Other time deposits .....................   10,908,018     42     10,817,991     45      9,888,007      43
                                           -----------     --    -----------     --    -----------      --
Total interest-bearing deposits .........   17,751,799     68     17,060,628     71     16,170,783      70
Noninterest-bearing deposits ............    2,651,885     10      2,534,285     11      2,354,020      10
                                           -----------     --    -----------     --    -----------      --
Total deposits ..........................   20,403,684     78     19,594,913     82     18,524,803      80
Short-term borrowed funds ...............    2,868,715     11      2,345,750     10      3,330,078      14
Long-term debt ..........................    2,925,628     11      2,027,683      8      1,303,992       6
                                           -----------     --    -----------     --    -----------      --
Total deposits and other borrowings .....  $26,198,027    100%   $23,968,346    100%   $23,158,873     100%
                                           ===========    ===    ===========    ===    ===========     ===



                                                  % CHANGE
                                          -------------------------
                                             1997 V.      1996 V.
                                              1996         1995
                                          ------------ ------------
Savings and interest checking ...........      (8.2)%      ( 8.1)%
Money rate savings ......................      19.5          4.1
Other time deposits .....................       0.8          9.4
Total interest-bearing deposits .........       4.1          5.5
Noninterest-bearing deposits ............       4.6          7.7
Total deposits ..........................       4.1          5.8
Short-term borrowed funds ...............      22.3        (29.6)
Long-term debt ..........................      44.3         55.5
Total deposits and other borrowings .....       9.3%         3.5%
                                               ====        =====

                                   TABLE 14

                 NET INTEREST INCOME AND RATE/VOLUME ANALYSIS
             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                     AVERAGE BALANCES                         YIELD/RATE
                                         ----------------------------------------- --------------------------------
      FULLY TAXABLE EQUIVALENT --             1997          1996          1995        1997       1996       1995
         (DOLLARS IN THOUSANDS)          ------------- ------------- ------------- ---------- ---------- ----------
ASSETS
Securities (1):
 U.S. Treasury, government and
  other (5) ............................  $ 7,086,567   $ 6,644,731   $ 6,573,712  6.77%      6.55%      6.14%
 States and political
  subdivisions .........................      190,450       204,164       235,365  8.55       8.98       9.00
                                          -----------   -----------   -----------  -----      -----      -----
  Total securities (5) .................    7,277,017     6,848,895     6,809,077  6.81       6.63       6.24
Other earning assets (2) ...............       93,543       135,808       171,626  5.50       5.37       5.88
Loans and leases, net of unearned
 income (1)(3)(4)(5) ...................   19,817,354    17,961,260    17,106,917  9.17       9.10       9.24
                                          -----------   -----------   -----------  -----      -----      -----
  Total earning assets .................   27,187,914    24,945,963    24,087,620  8.53       8.40       8.36
                                          -----------   -----------   -----------  -----      -----      -----
  Non-earning assets ...................    1,688,172     1,523,193     1,486,087
                                          -----------   -----------   -----------
  Total assets .........................  $28,876,086   $26,469,156   $25,573,707
                                          ===========   ===========   ===========
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Interest-bearing deposits:
 Savings and interest-checking .........  $ 2,052,088   $ 2,234,269   $ 2,430,728  1.78       1.90       2.28
 Money rate savings ....................    4,791,693     4,008,368     3,852,048  3.07       2.85       3.12
 Other time deposits ...................   10,908,018    10,817,991     9,888,007  5.51       5.55       5.57
                                          -----------   -----------   -----------  -----      -----      -----
  Total interest-bearing
  deposits .............................   17,751,799    17,060,628    16,170,783  4.42       4.44       4.50
Short-term borrowed funds ..............    2,868,715     2,345,750     3,330,078  5.31       5.28       5.90
Long-term debt .........................    2,925,628     2,027,683     1,303,992  5.82       5.83       6.27
                                          -----------   -----------   -----------  -----      -----      -----
  Total interest-bearing
  liabilities ..........................   23,546,142    21,434,061    20,804,853  4.70       4.66       4.83
                                          -----------   -----------   -----------  -----      -----      -----
  Noninterest-bearing deposits .........    2,651,885     2,534,285     2,354,020
  Other liabilities ....................      371,456       335,164       340,586
  Shareholders' equity .................    2,306,603     2,165,646     2,074,248
                                          -----------   -----------   -----------
  Total liabilities and
  shareholders' equity .................  $28,876,086   $26,469,156   $25,573,707
                                          ===========   ===========   ===========
Average interest rate spread ...........                                           3.83       3.74       3.53
Net yield on earning assets ............                                           4.46%      4.39%      4.19%
                                                                                   =====      =====      =====
Taxable equivalent adjustment ..........



                                                                                              1997 V. 1996
                                                                                   ----------------------------------
                                                      INCOME/EXPENSE                               CHANGE DUE TO
      FULLY TAXABLE EQUIVALENT --        -----------------------------------------   INCREASE  ----------------------
                                              1997          1996          1995      (DECREASE)    RATE       VOLUME
         (DOLLARS IN THOUSANDS)          ------------- ------------- ------------- ----------- ---------- -----------
ASSETS
Securities (1):
 U.S. Treasury, government and
  other (5) ............................  $  479,515    $  435,493    $  403,383    $ 44,022    $ 14,433   $ 29,589
 States and political
  subdivisions .........................      16,287        18,333        21,173      (2,046)       (849)    (1,197)
                                          ----------    ----------    ----------    --------    --------   --------
  Total securities (5) .................     495,802       453,826       424,556      41,976      13,584     28,392
Other earning assets (2) ...............       5,146         7,291        10,091      (2,145)        176     (2,321)
Loans and leases, net of unearned
 income (1)(3)(4)(5) ...................   1,817,817     1,634,072     1,580,040     183,745      13,591    170,154
                                          ----------    ----------    ----------    --------    --------   --------
  Total earning assets .................   2,318,765     2,095,189     2,014,687     223,576      27,351    196,225
                                          ----------    ----------    ----------    --------    --------   --------
  Non-earning assets ...................
  Total assets .........................
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Interest-bearing deposits:
 Savings and interest-checking .........      36,611        42,349        55,534      (5,738)     (2,403)    (3,335)
 Money rate savings ....................     146,874       114,044       120,183      32,830       9,308     23,522
 Other time deposits ...................     601,069       600,356       551,237         713      (4,264)     4,977
                                          ----------    ----------    ----------    --------    --------   --------
  Total interest-bearing
  deposits .............................     784,554       756,749       726,954      27,805       2,641     25,164
Short-term borrowed funds ..............     152,202       123,896       196,560      28,306         562     27,744
Long-term debt .........................     170,207       118,204        81,772      52,003        (238)    52,241
                                          ----------    ----------    ----------    --------    --------   --------
  Total interest-bearing
  liabilities ..........................   1,106,963       998,849     1,005,286     108,114       2,965    105,149
                                          ----------    ----------    ----------    --------    --------   --------
  Noninterest-bearing deposits .........
  Other liabilities ....................
  Shareholders' equity .................
  Total liabilities and
  shareholders' equity .................
Average interest rate spread ...........
Net yield on earning assets ............  $1,211,802    $1,096,340    $1,009,401    $115,462    $ 24,386   $ 91,076
                                          ==========    ==========    ==========    ========    ========   ========
Taxable equivalent adjustment ..........  $   53,277    $   36,146    $   35,041
                                          ==========    ==========    ==========



                                                       1996 V. 1995
                                         ----------------------------------------
                                                              CHANGE DUE TO
      FULLY TAXABLE EQUIVALENT --          INCREASE     -------------------------
                                          (DECREASE)        RATE        VOLUME
         (DOLLARS IN THOUSANDS)          ------------   ------------ ------------
ASSETS
Securities (1):
 U.S. Treasury, government and
  other (5) ............................  $   32,110     $   27,711   $    4,399
 States and political
  subdivisions .........................      (2,840)           (38)      (2,802)
                                          ----------     ----------   ----------
  Total securities (5) .................      29,270         27,673        1,597
Other earning assets (2) ...............      (2,800)          (823)      (1,977)
Loans and leases, net of unearned
 income (1)(3)(4)(5) ...................      54,032        (23,967)      77,999
                                          ----------     ----------   ----------
  Total earning assets .................      80,502          2,883       77,619
                                          ----------     ----------   ----------
  Non-earning assets ...................
  Total assets .........................
LIABILITIES AND SHAREHOLDERS'
 EQUITY
Interest-bearing deposits:
 Savings and interest-checking .........     (13,185)        (8,943)      (4,242)
 Money rate savings ....................      (6,139)       (10,881)       4,742
 Other time deposits ...................      49,119         (2,502)      51,621
                                          ----------     ----------   ----------
  Total interest-bearing
  deposits .............................      29,795        (22,326)      52,121
Short-term borrowed funds ..............     (72,664)       (19,071)     (53,593)
Long-term debt .........................      36,432         (6,115)      42,547
                                          ----------     ----------   ----------
  Total interest-bearing
  liabilities ..........................      (6,437)       (47,512)      41,075
                                          ----------     ----------   ----------
  Noninterest-bearing deposits .........
  Other liabilities ....................
  Shareholders' equity .................
  Total liabilities and
  shareholders' equity .................
Average interest rate spread ...........
Net yield on earning assets ............  $   86,939     $   50,395   $   36,544
                                          ==========     ==========   ==========
Taxable equivalent adjustment ..........

-------
(1) Yields related to securities, loans and leases exempt from both federal and state income taxes, federal income taxes only or state income taxes only are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.

(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.

(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.

(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.

(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                   TABLE 15

                               NONINTEREST INCOME



                                                                                        % CHANGE
                                                                                  --------------------
                                                   YEARS ENDED DECEMBER 31,
                                              -----------------------------------  1997 V.    1996 V.
                                                  1997        1996        1995       1996      1995
                                              ----------- ----------- ----------- --------- ----------
                                                    (DOLLARS IN THOUSANDS)
Service charges on deposits .................  $150,256    $133,905    $ 115,068     12.2%      16.4%
Mortgage banking income .....................    50,383      40,218       31,497     25.3       27.7
Trust income ................................    31,957      28,794       23,872     11.0       20.6
Agency insurance commissions ................    40,148      27,541       19,874     45.8       38.6
Other insurance commissions .................    13,164      12,822       12,384      2.7        3.5
Securities gains (losses), net ..............     3,213       3,210      (19,418)    NM         NM
Bankcard fees and merchant discounts ........    22,805      18,511       16,254     23.2       13.9
Investment brokerage commissions ............    19,908      17,069       10,103     16.6       68.9
Other bank service fees and commissions .....    44,250      27,821       22,723     59.1       22.4
International income ........................     3,685       3,206        2,895     14.9       10.7
Amortization of negative goodwill ...........     6,180       6,238        6,239    (  .9)        --
Other noninterest income ....................    72,399      21,924       15,249    230.2       43.8
                                               --------    --------    ---------    -----       ----
   Total noninterest income .................  $458,348    $341,259    $ 256,740     34.3%      32.9%
                                               ========    ========    =========    =====       ====

---------
NM -- Not Meaningful.


                                   TABLE 16

                              NONINTEREST EXPENSE



                                                                                                           % CHANGE
                                                                                                    ----------------------
                                                                     YEARS ENDED DECEMBER 31,
                                                                -----------------------------------  1997 V.     1996 V.
                                                                    1997        1996        1995       1996       1995
                                                                ----------- ----------- ----------- --------- ------------
                                                                      (DOLLARS IN THOUSANDS)
Salaries and wages ............................................  $372,745    $327,222    $360,393      13.9%      ( 9.2)%
Pension and other employee benefits............................    94,062      77,104      78,627      22.0       ( 1.9)
Net occupancy expense on bank premises ........................    79,496      59,379      62,351      33.9       ( 4.8)
Furniture and equipment expense ...............................    84,411      68,335      68,213      23.5         0.2
Federal deposit insurance premiums ............................     5,138      49,999      28,483     (89.7)       75.5
Foreclosed property expense ...................................     3,289       2,531       3,745      29.9       (32.4)
Amortization of intangibles and mortgage servicing rights .....    24,496      15,378      12,075      59.3        27.4
Software ......................................................    14,219      11,074      12,479      28.4       (11.3)
Telephone .....................................................    18,483      16,154      15,268      14.4         5.8
Donations .....................................................     6,815       6,079       7,819      12.1       (22.3)
Advertising and public relations ..............................    26,540      24,345      16,714       9.0        45.7
Travel and transportation .....................................     8,729       7,404       7,217      17.9         2.6
Professional services .........................................    46,705      26,567      24,689      75.8         7.6
Supplies ......................................................    15,572      14,630      20,722       6.4       (29.4)
Loan and lease expense ........................................    41,335      32,248      24,952      28.2        29.2
Deposit related expense .......................................    16,820      14,299      12,875      17.6        11.1
Other noninterest expenses ....................................   109,891      74,614      71,552      47.3         4.3
                                                                 --------    --------    --------     -----       -----
   Total noninterest expense ..................................  $968,746    $827,362    $828,174      17.1%      ( 0.1)%
                                                                 ========    ========    ========     =====       =====

                                   TABLE 17

                     INTEREST RATE SENSITIVITY GAP ANALYSIS
                               DECEMBER 31, 1997



                                                                         EXPECTED REPRICING OR MATURITY DATE
                                                     ---------------------------------------------------------------------------
                                                          WITHIN          ONE TO         THREE TO      AFTER FIVE
                                                         ONE YEAR       THREE YEARS     FIVE YEARS       YEARS         TOTAL
                                                     --------------- ---------------- -------------- ------------- -------------
                                                                               (DOLLARS IN THOUSANDS)
ASSETS
 Securities and other interest-earning assets* .....  $  1,777,305     $  2,502,362     $2,232,482    $1,078,487    $ 7,590,636
 Federal funds sold and securities purchased
   under resale agreements or similar
   arrangements ....................................       225,245               --             --            --        225,245
 Loans and leases** ................................    13,642,694        4,481,379      2,121,870       987,927     21,233,870
                                                      ------------     ------------     ----------    ----------    -----------
TOTAL INTEREST-EARNING ASSETS ......................    15,645,244        6,983,741      4,354,352     2,066,414     29,049,751
                                                      ------------     ------------     ----------    ----------    -----------
LIABILITIES
 Other time deposits ...............................     7,805,046        1,856,106        249,134        12,717      9,923,003
 Foreign deposits ..................................     1,385,633               --             --            --      1,385,633
 Savings and interest checking*** ..................            --        1,044,729        348,243       348,243      1,741,215
 Money rate savings*** .............................     2,676,487        2,676,486             --            --      5,352,973
 Federal funds purchased and securities sold
   under repurchase agreements or similar
   arrangements ....................................     2,332,381               --             --            --      2,332,381
 Long-term debt and other borrowings ...............     2,750,840          590,059        681,630       672,492      4,695,021
                                                      ------------     ------------     ----------    ----------    -----------
TOTAL INTEREST-BEARING LIABILITIES .................    16,950,387        6,167,380      1,279,007     1,033,452    $25,430,226
                                                      ------------     ------------     ----------    ----------    ===========
ASSET-LIABILITY GAP ................................    (1,305,143)         816,361      3,075,345     1,032,962
                                                      ------------     ------------     ----------    ----------
DERIVATIVES AFFECTING INTEREST RATE SENSITIVITY:
 Pay fixed interest rate swaps .....................       247,943         (220,726)       (19,417)       (7,800)
 Receive fixed interest rate swaps .................    (1,025,000)         525,000             --       500,000
 Caps and floors ...................................      (665,000)         605,000             --        60,000
                                                      ------------     ------------     ----------    ----------
                                                        (1,442,057)         909,274        (19,417)      552,200
                                                      ------------     ------------     ----------    ----------
INTEREST RATE SENSITIVITY GAP ......................  $ (2,747,200)    $  1,725,635     $3,055,928    $1,585,162
                                                      ============     ============     ==========    ==========
CUMULATIVE INTEREST RATE SENSITIVITY GAP ...........  $ (2,747,200)    $ (1,021,565)    $2,034,363    $3,619,525
                                                      ============     ============     ==========    ==========

---------
* Securities based on amortized cost.

** Loans and leases include loans held for sale and are net of unearned income.


*** Projected runoff of non-maturity deposits was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.


                                    TABLE 18

                    INTEREST SENSITIVITY SIMULATION ANALYSIS



                                    ANNUALIZED
                                   HYPOTHETICAL
     INTEREST
       RATE                         PERCENTAGE
     SCENARIO                       CHANGE IN
-----------------      PRIME       NET INTEREST
      LINEAR            RATE          INCOME
-----------------   -----------   -------------
      +3.00%            11.50%         -2.34%
           +1.50        10.00          -1.88
       -1.50             7.00           .46
       -3.00             5.50           .60

                                   TABLE 19

                        CAPITAL -- COMPONENTS AND RATIOS



                                              DECEMBER 31,
                                     -------------------------------
                                           1997            1996
                                     --------------- ---------------
                                         (DOLLARS IN THOUSANDS)
Tier 1 capital .....................   $ 2,153,246     $ 2,149,231
Tier 2 capital .....................       756,352         473,118
                                       -----------     -----------
Total regulatory capital ...........   $ 2,909,598     $ 2,622,349
                                       ===========     ===========
Risk-based capital ratios:
  Tier 1 capital ...................          10.3%           11.8%
  Total regulatory capital .........          13.9            14.4
  Tier 1 leverage ratio ............           7.2             7.8

                                    TABLE 20

                         QUARTERLY COMMON STOCK SUMMARY



                                             1997                                            1996
                        ----------------------------------------------- ----------------------------------------------
                                   SALES PRICES                                    SALES PRICES
                        -----------------------------------  DIVIDENDS  -----------------------------------  DIVIDENDS
                            HIGH        LOW         LAST        PAID        HIGH        LOW         LAST       PAID
                        ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Quarter Ended:
 March 31 .............  $  20.38    $  17.63    $  18.63     $  .135    $  14.88    $  12.94    $  13.88    $  .115
 June 30 ..............     23.56       17.88       22.50        .135       15.88       14.44       15.88       .115
 September 30 .........     27.56       22.66       26.72        .155       16.94       14.31       16.63       .135
 December 31 ..........     32.50       25.97       32.03        .155       18.38       16.69       18.13       .135
   Year ...............     32.50       17.63       32.03        .58        18.38       12.94       18.13       .50

                                    TABLE 21

                   QUARTERLY FINANCIAL SUMMARY -- UNAUDITED



                                                                        1997
                                           ---------------------------------------------------------------
                                                FOURTH          THIRD           SECOND          FIRST
                                               QUARTER         QUARTER         QUARTER         QUARTER
                                           --------------- --------------- --------------- ---------------
                                                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED SUMMARY OF OPERATIONS:
 Net interest income FTE .................   $   309,350     $   306,332     $   306,487     $   289,633
 FTE adjustment ..........................        15,359          14,290          13,135          10,493
 Provision for loan and lease losses .....        29,995          21,845          24,920          21,250
 Securities gains (losses), net ..........         1,330           1,016            (933)          1,800
 Other noninterest income ................       110,049         149,842          98,369          96,875
 Noninterest expense .....................       243,294         315,061         208,517         201,874
 Provision for income taxes ..............        42,641          39,759          54,069          53,230
                                             -----------     -----------     -----------     -----------
 Net income ..............................   $    89,440     $    66,235     $   103,282     $   101,461
                                             ===========     ===========     ===========     ===========
 Diluted net income per share ............   $       .31     $       .23     $       .35     $       .34
                                             ===========     ===========     ===========     ===========
SELECTED AVERAGE BALANCES:
 Assets ..................................   $29,938,350     $29,124,995     $28,773,928     $27,637,455
 Securities, at amortized cost ...........     7,389,149       7,383,652       7,336,677       6,993,068
 Loans and leases * ......................    20,567,449      19,989,459      19,727,117      18,971,864
 Total earning assets ....................    28,088,783      27,435,657      27,148,775      26,059,316
 Deposits ................................    20,453,770      20,400,279      20,647,455      20,109,492
 Short-term borrowed funds ...............     3,265,111       2,990,359       2,768,870       2,440,117
 Long-term debt ..........................     3,406,587       3,109,329       2,709,641       2,464,586
 Total interest-bearing liabilities ......    24,370,675      23,820,621      23,481,806      22,487,763
 Shareholders' equity ....................     2,323,200       2,298,912       2,313,344       2,289,988



                                                                        1996
                                           ---------------------------------------------------------------
                                                FOURTH          THIRD           SECOND          FIRST
                                               QUARTER         QUARTER         QUARTER         QUARTER
                                           --------------- --------------- --------------- ---------------
                                                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED SUMMARY OF OPERATIONS:
 Net interest income FTE .................   $   284,792     $   275,612     $   272,644     $   263,292
 FTE adjustment ..........................         9,755           8,831           8,967           8,593
 Provision for loan and lease losses .....        18,384          15,105          15,123          13,661
 Securities gains (losses), net ..........         2,756             719             (64)           (201)
 Other noninterest income ................        89,024          85,211          84,094          79,720
 Noninterest expense .....................       209,461         235,182         192,826         189,893
 Provision for income taxes ..............        44,532          32,696          46,895          44,383
                                             -----------     -----------     -----------     -----------
 Net income ..............................   $    94,440     $    69,728     $    92,863     $    86,281
                                             ===========     ===========     ===========     ===========
 Diluted net income per share ............   $       .32     $       .24     $       .32     $       .29
                                             ===========     ===========     ===========     ===========
SELECTED AVERAGE BALANCES:
 Assets ..................................   $27,329,030     $26,728,966     $26,116,235     $25,688,999
 Securities, at amortized cost ...........     7,175,811       7,138,539       6,579,001       6,495,619
 Loans and leases * ......................    18,329,684      17,977,823      17,952,277      17,585,653
 Total earning assets ....................    25,701,621      25,216,281      24,640,566      24,214,934
 Deposits ................................    20,146,464      19,848,340      19,311,913      19,065,062
 Short-term borrowed funds ...............     2,198,645       2,290,600       2,404,519       2,477,038
 Long-term debt ..........................     2,439,596       2,104,323       1,926,486       1,649,376
 Total interest-bearing liabilities ......    22,141,020      21,690,968      21,137,420      20,773,101
 Shareholders' equity ....................     2,227,575       2,145,537       2,130,895       2,157,037

---------
* Loans and leases are net of unearned income and include loans held for sale.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)